UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

Merchants Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MERCHANTS BANCSHARES, INC.

275 Kennedy Drive

South Burlington, Vermont 05403

_____________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

_____________________

Notice is hereby given that the annual meeting of shareholders of Merchants Bancshares, Inc. (“Merchants”), a Delaware corporation, will be held in the Atrium of The Essex Resort & Spa in Essex Junction, Vermont, on Thursday,
May 28, 2015, at 10:00 a.m. for the following purposes:

1.

To elect three directors, each of whom will serve for a three-year term and until his or her successor is duly elected and qualified, all as more fully described in the proxy statement for the meeting;

2.

To consider a non-binding resolution to approve the compensation of Merchants’ named executive officers;

3.

To ratify the appointment of Crowe Horwath LLP as Merchants’ independent registered public accounting firm for 2015; and

4.

To transact any other business as may properly come before the meeting or at any adjournments of the meeting.

The close of business on March 30, 2015 has been fixed as the record date for determination of shareholders entitled to notice of, and to vote at, the annual meeting. You may vote if you were a shareholder of record as of the close of business on March 30, 2015.

Your vote is very important. If you do not plan to attend the meeting and vote your shares of common stock in person, we urge you to vote your shares as instructed in the proxy statement.

If your shares of common stock are held by a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee to have your shares of common stock voted.

Any proxy may be revoked at any time prior to its exercise at the annual meeting.

By order of the Board of Directors,

Jeffrey L. Davis Chairman of the Board of Directors	Michael R. Tuttle President and Chief Executive Officer

South Burlington, Vermont

April 17, 2015

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be Held on Thursday, May 28, 2015

Merchants has adopted the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet. We believe that this expedites shareholders’ receipt of proxy materials and lowers the costs of our annual meeting. On or about April 17, 2015, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record as of March 30, 2015, containing instructions on how to access our Proxy Statement and annual report, as well as vote your shares. The Notice also contains instructions on how you can (i) receive a paper copy of the proxy materials, if you only received a Notice by mail, or (ii) elect to receive your proxy materials over the Internet.

The proxy statement and our annual report to security holders are available at www.mbvt.com on the “Investor Relations” page under the “SEC Filings-Proxy Materials/Annual Reports” link.

Table of Contents

General Information

1

Proposal Number 1: Election of Directors

3

Role of the Board: Corporate Governance Matters

6

Director Compensation

12

Compensation Discussion and Analysis

14

Compensation Committee Report

27

Executive Compensation

28

Related Party Transactions

33

Compensation Committee Interlocks and Insider Participation

34

Security Ownership of Certain Beneficial Owners and Management

35

Compliance with Section 16(a) of the Securities Exchange Act of 1934

37

Proposal Number 2: Non-Binding Resolution to Approve the Compensation of Merchants’

 Named Executive Officers

38

Proposal Number 3: Ratification of the Appointment of Crowe Horwath LLP as the Company’s

 Independent Registered Public Accounting Firm for 2015

39

Report of the Audit and Risk Management Committee

39

Other Matters

41

MERCHANTS BANCSHARES, INC.

275 Kennedy Drive

South Burlington, Vermont 05403

_____________________

PROXY STATEMENT

_____________________

for the Annual Meeting of Shareholders

to be held on Thursday, May 28, 2015

This Proxy Statement is furnished by the Board of Directors of MERCHANTS BANCSHARES, INC. ( “Merchants”, “we”, “us”, “our” or “the company”) in connection with the solicitation of proxies to be used at the annual meeting of shareholders to be held on Thursday, May 28, 2015, and at any adjournments of the meeting. Our Board of Directors has fixed March 30, 2015 as the record date for determining those shareholders entitled to receive notice of, and to vote at, the annual meeting. Only shareholders of record at the close of business on March 30, 2015 will be entitled to vote at the annual meeting. We have adopted the Securities and Exchange Commission (the “SEC”) rule allowing companies to furnish proxy materials to their shareholders over the Internet. We believe that this expedites shareholders’ receipt of proxy materials and lowers the costs of our annual meeting. On or about April 17, 2015, we began mailing to our shareholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement and our annual report online, as well as instructions on how to vote. Also on or about April 17, 2015, this Proxy Statement was first made available to shareholders.

Proxies in the form enclosed are solicited by our Board of Directors. Any proxy, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the shareholder’s instructions on the proxy card. If no instructions are given on the proxy card, the proxy will be voted: FOR the election of each director nominee named in this Proxy Statement; FOR the non-binding resolution to approve the compensation of Merchants’ named executive officers; and FOR the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for 2015. At present, management knows of no additional matters to be presented at the annual meeting, but if other matters are presented, the persons named in the proxy card and acting under the proxy card will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

General Information

Revocability of Proxies

A proxy may be revoked at any time prior to its exercise by:

1.

submitting a written revocation to Jodi L. Bachand, Corporate Secretary, at our principal administrative office at 275 Kennedy Drive, South Burlington, Vermont 05403;

2.

submitting a new proxy after the time and date of the previously submitted proxy; or

3.

appearing in person at the annual meeting and voting by ballot.

Any shareholder entitled to vote at the annual meeting may attend the annual meeting and vote in person on any matter presented for a vote to our shareholders at the annual meeting, whether or not that shareholder has previously given a proxy. The presence of a shareholder at the annual meeting (without further action) will not constitute revocation of a previously given proxy.

Solicitation of Proxies

The cost of solicitation of proxies will be borne by us. In an effort to have as large a representation at the annual meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by mail, telephone, e-mail or facsimile transmission by our directors, officers and other employees. We also may reimburse brokers, custodians, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of shares of our common stock.

Householding of Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the proxy materials may have been sent to multiple shareholders in each household. We will promptly deliver a separate copy of these proxy materials to any shareholder upon written or verbal request to our Corporate Secretary at our principal administrative offices, which are located at 275 Kennedy Drive, South Burlington, Vermont 05403, telephone: (802) 658-3400. Any shareholder who wants to receive separate copies of proxy materials in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact that shareholder’s bank, broker, or other nominee record holder, or that shareholder may contact us at the above address and phone number.

Voting Securities

As of March 30, 2015, the record date for the annual meeting, there were 6,328,818 shares of common stock issued and outstanding, all of which are entitled to vote at the annual meeting. Fractional shares will not be entitled to vote. Our common stock is the only class of our capital stock that is issued and outstanding.

Vote Required

Each common shareholder is entitled to one vote on each matter properly brought before the annual meeting for each share held by that shareholder on March 30, 2015. The representation in person or by proxy of at least a majority of the shares of common stock entitled to vote at the annual meeting is necessary to establish a quorum for the transaction of business. Abstentions and “broker non-votes” (i.e. shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares, and with respect to one or more issues, the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting.

The affirmative vote of a plurality of the shares of our common stock present in person or represented by proxy at the annual meeting is necessary for the election of directors. With regard to the election of directors, abstentions and broker non-votes will have no effect on its outcome. The affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on those matters is required for approval of the other proposals described in this proxy statement. With regard to these proposals, abstentions will have the same effect as a vote against the proposal, and broker non-votes will have no effect on its outcome.

ELECTION OF DIRECTORS

(Proposal Number 1)

Our charter and bylaws provide that the size of our Board of Directors shall be determined by the Board or shareholders at the annual meeting. Our Board of Directors currently consists of twelve directors and is divided into three classes. Our Board of Directors has nominated Scott F. Boardman, Raymond C. Pecor, III, and Janette K. Bombardier for election to serve as Class I directors, each to serve for a three-year term until the annual meeting of shareholders to be held in 2018 and until his or her successor is duly elected and qualified. Mr. Boardman, Mr. Pecor, III, and Ms. Bombardier are Class I directors whose terms expire at this year’s annual meeting and each has consented to being named as a nominee in this Proxy Statement and to serve as a director if elected. On February 26, 2015, Peter A, Bouyea, a Class I director, informed the Board of Directors of his intent not to stand for re-election.

Based on its review of the relationships between the directors and our company and our subsidiaries, our Board of Directors has determined that a majority of our directors are independent under the Nasdaq Listing Rules and in accordance with the Principles of Governance adopted by our Board of Directors.

Information About Our Board of Directors

Nominees for Directors of Merchants

The following table sets forth information about the three nominees for election to our Board of Directors, and independence status, as determined in accordance with the Nasdaq Listing Rules. All of the nominees have been employed in their principal occupations for the last five years. Information regarding their ownership of shares of Merchants’ common stock as of March 30, 2015 may be found at “Security Ownership of Certain Beneficial Owners and Management” on page 35.

Class	Name	Age	Principal Occupation	Independence Status	Director Since	Term of Office to Expire
I	Scott F. Boardman	55	President, Hickok & Boardman, Inc.	Y	2008	2018
I	Raymond C. Pecor, III	45	President, Lake Champlain Transportation Company	Y	2012	2018
I	Janette K. Bombardier	56	Director of Site Operations and Senior Location Manager, IBM	Y	2013	2018

The biographical description below for each nominee includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board of Directors that such person should be nominated to serve as a director of Merchants.

Scott F. Boardman was elected to our Board in 2008. He has been a member of the Board of Directors of Merchants Bank since 2004. Mr. Boardman is the President of Hickok & Boardman, Inc., a retail insurance agency in Burlington, Vermont. He serves on the boards of A.N. Deringer, Inc., the Lake Mansfield Trout Club, and PC Construction Company. Mr. Boardman is a former trustee of Trinity College in Burlington, Vermont, and is a former board member and past president of the Vermont Insurance Agents Association. He is also past president of the Vermont chapter of the Casualty & Property Insurance Underwriters Society. Mr. Boardman brings experience in business management, credit, risk management, customer service and leadership, as well as industry knowledge to the Board.

Raymond C. Pecor, III was elected to our Board in 2012. He has served as a member of the Board of Directors of Merchants Bank since 2009. He is President of Lake Champlain Transportation Company in Burlington, Vermont, and serves on the board of the Champlain Valley Expo. Mr. Pecor, III brings experience in business management, customer service, crisis response, leadership, credit and risk management to the Board. Mr. Pecor, III is the son of Raymond C. Pecor, Jr., who is also a director of Merchants.

Janette K. Bombardier has served as a member of our Board, and the Board of Directors of Merchants Bank, since February 2013. She is the IBM Microelectronics Director of Site Operations, Photomask Development and Operations, as well as Senior Location Executive for the IBM Vermont facility. She is a licensed Professional Engineer in the State of Vermont. During her career with IBM she has held a variety of positions including construction management, manufacturing engineering, product development and quality, as well as positions in cost reduction and continuous improvement. Ms. Bombardier brings experience in business management, leadership, risk management and strategic planning to the Board.

If any nominee is unable to serve or should decline to serve at the time of the annual meeting, the discretionary authority provided in the proxies may be exercised to vote for a substitute, who would be designated by our Board of Directors, and would be elected to the same class as the nominee for whom he or she is substituted. Neither our bylaws nor any applicable law restricts the nomination of other individuals to serve as directors, and any shareholder present at the annual meeting may nominate another candidate. Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by the proxy against any such other candidates not designated by our Board of Directors.

Vote Required

The affirmative vote of a plurality of the shares of our common stock represented in person or by proxy at the annual meeting is necessary for the election of the individuals named above. There is no cumulative voting in the elections of directors. Unless otherwise specified, proxies will be voted in favor of the three nominees described above.

Recommendation

Our Board of Directors recommends that shareholders vote “FOR” the election of each of Scott F. Boardman, Raymond C. Pecor, III, and Janette K. Bombardier as directors.

Continuing Directors

The following table sets forth certain information about those directors whose terms of office do not expire at the annual meeting and who, consequently will continue to serve as directors following the annual meeting. Except where otherwise noted below the table, all of the directors listed have been employed in their principal occupations for the last five years.

Class	Name	Age	Principal Occupation	Independence Status	Director Since	Term of Office to Expire
II	Raymond C. Pecor, Jr.	75	Chairman, Lake Champlain Transportation Company	Y	1983	2016
II	Patrick S. Robins	76	Executive Chairman, SymQuest Group, Inc.	Y	1984	2016
II	Jeffrey L. Davis	62	President, J.L. Davis, Inc.	Y	1993	2016
II	Bruce M. Lisman	68	Private Investor	Y	2004	2016
II	Karen J. Danaher	59	Partner, Danaher Attig & Plante PLC	Y	2010	2016
III	Michael G. Furlong	64	Attorney, Sheehey Furlong & Behm P.C.	Y	1991	2017
III	Lorilee A. Lawton	67	Owner & President, Firetech Sprinkler Corporation	Y	2003	2017
III	Michael R. Tuttle	60	President and CEO, Merchants	N	2007	2017

The biographical descriptions below for each director who is not standing for election include the specific experience, qualifications, attributes and skills that the Board of Directors would expect to consider if it were making a conclusion currently as to whether such person should serve as a director. The Board of Directors did not currently evaluate whether these directors should serve as directors, as the terms for which they have been previously elected continue beyond the annual meeting.

Raymond C. Pecor, Jr. has served as a member of our Board of Directors since 1983 and has served as Chairman of our Board of Directors from 1996 to February 2015. He is the Chairman of Lake Champlain Transportation Company, and has entrepreneurial interests in other companies and developments, including the Vermont Lake Monsters and Lehigh Valley IronPigs professional baseball teams. He is also an emeritus trustee of the University of Vermont in Burlington, Vermont. Mr. Pecor, Jr. is the father of Raymond C. Pecor, III, who is also a director of Merchants. Mr. Pecor, Jr. brings business and management experience, industry knowledge, customer-based experience, crisis and risk management experience, knowledge of credit and leadership experience to the Board.

Patrick S. Robins has served as a member of our Board since 1984, and has served as a Director of Merchants Bank since 1974. He is Executive Chairman of SymQuest Group, Inc., a company specializing in technology services for networking solutions and document output. Mr. Robins brings a finance background, business and management experience, industry knowledge, customer-based experience, leadership experience and knowledge of credit to the Board.

Jeffrey L. Davis has served as a member of our Board and the board of Merchants Bank since 1993, and has served as Chairman of our Board of Directors since February 2015. He is President of J. L. Davis, Inc., a construction and development firm, President of The Champlain Valley Exposition and President of Taft Corners Associates, a development firm. He is also a trustee emeritus of the University of Vermont in Burlington, Vermont, and a

former president of the Vermont Special Olympics. Mr. Davis brings business and management experience, industry knowledge, customer-based experience, knowledge of credit, crisis and risk management experience, leadership experience and strategic planning experience to the Board.

Bruce M. Lisman has served as a member of our Board and the Board of Merchants Bank since 2004. He is a private investor, having retired as Chairman of JP Morgan Global Equity Division in February 2009. Mr. Lisman previously served as a Senior Managing Director of Bear Stearns Companies from 1984 to June 2008. In addition, he serves on the boards of National Life Group, American Forests, PC Construction, Smithsonian Libraries and the National Gardening Association. He is an emeritus trustee of the University of Vermont, where he previously served as Chair. He has also served on the boards of Central Vermont Public Service, a public company, the Hewitt School, Pace University, HS Broadcasting, BRUT, Inc., Shelburne Museum, and the Vermont Symphony Orchestra. Mr. Lisman brings accounting and finance experience, business management experience, industry knowledge, customer based experience, strategic planning experience, crisis and risk management experience and leadership experience to the Board.

Karen J. Danaher was elected to our Board of Directors in 2010 and has served as a director of Merchants Bank since 2008. She is a partner of Danaher Attig & Plante PLC, a public accounting firm located in South Burlington, Vermont. Ms. Danaher is a certified public accountant and brings accounting and finance experience, business management experience, industry knowledge, customer-based experience, crisis and risk management experience and leadership experience to the Board.

Michael G. Furlong has served as a member of our Board and the board of Merchants Bank since 1991. Mr. Furlong has served as Chairman of Merchants Bank’s Board of Directors since 2001. He is a member of the Burlington, Vermont law firm of Sheehey Furlong & Behm P.C., and is a former President of the Chittenden County Bar Association. He is an emeritus director of Wake Robin Corporation and has served on the boards of several Vermont nonprofit organizations. Mr. Furlong is a graduate of Middlebury College and Cornell Law School. Mr. Furlong brings experience in business management, customer service, crisis response, leadership, credit and risk management to the Board.

Lorilee A. Lawton has been a member of our Board since 2003 and has served as a director of Merchants Bank since 1995. Ms. Lawton is the owner and President of Firetech Sprinkler Corporation, a contractor specializing in the design, fabrication and installation of fire sprinkler systems, located in Colchester, Vermont. She also serves as a director of Vermont Public Television. Ms. Lawton brings experience in business management, finance and accounting, customer service, crisis response, leadership, strategic planning and risk management to the Board.

Michael R. Tuttle has served as President and CEO of Merchants from January 1, 2007 to the present. Mr. Tuttle served as President and CEO of Merchants Bank from January 1, 2006 to December 31, 2014 and prior to that as Executive Vice President and Chief Operating Officer beginning in 1997. He is a Director of both Merchants Bank and Merchants Bancshares. Additionally, Mr. Tuttle serves on the boards of the Federal Home Loan Bank of Boston, Vermont Banker’s Association, Vermont Business Roundtable, and the Flynn Center for the Performing Arts.

Role of the Board: Corporate Governance Matters

Board Leadership Structure

Jeffrey L. Davis has served as a member of our Board of Directors since 1993 and as Chairman of the Board since February 2015. Mr. Tuttle has served as a member of our Board of Directors and as President and CEO of Merchants since January 1, 2007. As reflected in the Principles of Governance adopted by our Board of Directors, our Board encourages the separation of the oversight and supervisory function from the executive function. Thus, our Board believes that the Chairman should be an independent director and that the roles of Chairman and CEO should be separated.

The independent Chairman’s role is to lead the Board, including working with the CEO, to determine Board agenda items and foster contributions of other directors during the Board’s deliberations. Our Board of Directors encourages strong communication among all of our independent directors and the independent Chairman. Our Board of Directors also believes that it is able to effectively provide independent oversight of Merchants’ business and affairs, including risks facing Merchants, through the composition of our Board of Directors, the independent Chairman, the strong leadership of the independent directors and the independent committees of our Board of Directors, and other corporate governance structures and processes in place. Eleven of the twelve members of our Board of Directors are non-management directors, and all of these non-management directors are independent under the independence standards set forth in the Nasdaq Listing Rules. All of our directors are free to suggest the inclusion of items on the agenda for meetings of our Board of Directors or raise subjects that are not on the agenda for that meeting. In addition, our Board of Directors and each committee has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate without consulting or obtaining the approval of any member of management. Our Board of Directors holds executive sessions of non-management directors in order to promote discussion among the non-management directors and assure independent oversight of management. Moreover, our Audit and Risk Management Committee, our Nominating and Governance Committee, and our Compensation Committee, each of which are comprised entirely of independent directors, also perform oversight functions independent of management.

Risk Oversight

The Board of Directors plays an important role in our risk oversight, but the Board recognizes that it is not possible to identify all risks that may affect the Company and its subsidiaries or to develop processes and controls to eliminate or mitigate fully their occurrence or effects. The Board of Directors is involved in risk oversight through direct decision-making authority with respect to significant matters and the oversight of management by the Board of Directors and its committees. The Board of Directors and its committees are also each directly responsible for consideration and oversight of risks relating to decisions within their respective areas of focus.

In particular, the Board of Directors administers its risk oversight function through: (1) the review and discussion of regular reports provided to the Board of Directors and its committees on topics relating to the risks that we face, including, among others, market risk, interest rate risk, credit risk, regulatory risk and various other matters relating to our business; (2) the required approval by the Board of Directors (or a committee thereof) of significant transactions and other decisions, including, among others, extensions of credit above a certain size, material contracts with vendors, investment decisions above a certain size and new hires and promotions to our executive officer positions; (3) the direct oversight of specific areas of our business by the Audit and Risk Management Committee, the Nominating and Governance Committee, the Compensation Committee, and the Shareholder Value Committee; and (4) regular reports from our internal and external auditors and other outside consultants regarding various areas of potential risk, including, among others, those relating to our internal controls and financial reporting. The Board of Directors also relies on management to bring significant matters impacting the Company to the Board’s attention.

Pursuant to the Audit and Risk Management Committee’s charter, the Audit and Risk Management Committee is specifically responsible for reviewing and discussing with management and our external and internal auditors matters and activities relating to our financial reporting and internal controls, audit and loan review, regulatory compliance and risk management plans.

Other Information about the Board and its Committees

Attendance of Directors

In 2014, our Board of Directors met twelve times. During 2014, our Audit and Risk Management Committee met five times; our Compensation Committee met six times; and our Nominating and Governance Committee met five times. Our Shareholder Value Committee met once during 2014. All directors attended at least 75% of the total number of meetings of the Board and the committees of our Board of Directors on which they serve, except Janette K. Bombardier who attended 72%. Additional information about these committees is set forth below.

The following ten directors attended the annual meeting held on May 15, 2014: Scott F. Boardman, Jeffrey L. Davis, Michael G. Furlong, Lorilee A. Lawton, Peter A. Bouyea, Bruce M. Lisman, Raymond C. Pecor, Jr., Raymond C. Pecor, III, Patrick S. Robins and Michael R. Tuttle. Our directors are encouraged, but not required, to attend annual meetings.

Director Independence

Our Board of Directors has determined that all of the following directors and director nominees are independent under the Nasdaq Listing Rules and in accordance with the Principles of Governance adopted by our Board of Directors: Raymond C. Pecor, Jr., Jeffrey L. Davis, Bruce M. Lisman, Karen J. Danaher, Michael G. Furlong, Lorilee A. Lawton, Patrick S. Robins, Peter A. Bouyea, Scott F. Boardman, Raymond C. Pecor, III, and Janette K. Bombardier.

Committees of the Boards of Directors

Our Board of Directors has designated the following committees: Audit and Risk Management Committee, Compensation Committee, Nominating and Governance Committee, and Shareholder Value Committee. The composition and objectives of each committee are described below. Our Board of Directors continues to review its committees and the independence and qualifications of its current committee members in light of rules and regulations of the SEC and The Nasdaq Stock Market.

Audit and Risk Management Committee

The Audit and Risk Management Committee held five meetings in 2014. As described in the Audit and Risk Management Committee’s charter, a copy of which is available on our website at www.mbvt.com under “Investor Relations,” the primary function of the Audit and Risk Management Committee is to promote quality and reliable financial reporting and adequate and effective internal controls for our company and its subsidiaries. It promotes the adequacy, independence and objectivity of the internal and external audit and loan review functions and the effective identification and management of risks throughout the organization. The Audit and Risk Management Committee assists our Board of Directors in overseeing the integrity of our financial statements; our compliance with legal and regulatory requirements; the external auditor’s performance, qualifications and independence; and the performance of our internal audit function. In doing so, it is the goal of the Audit and Risk Management Committee to maintain free and open communication among the Audit and Risk Management Committee, external auditors and our management.

The Audit and Risk Management Committee currently consists of five members: Karen J. Danaher (Chair), Jeffrey L. Davis, Bruce M. Lisman, Raymond C. Pecor, III, and Lorilee A. Lawton. Each member of the Audit and Risk Management Committee is independent under the Nasdaq Listing Rules. No member of the Audit and Risk Management Committee is an employee of our company or any of its subsidiaries. We have not relied on exemptions for Audit and Risk Management Committee independence requirements contained in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the Audit and Risk Management Committee are required to have extensive business and financial experience. They are also required to have a good understanding of financial statements, including our balance sheet, income statement, cash flow statement, and related financial statements and disclosures. Our Board of Directors has determined that Ms. Danaher qualifies as an “audit committee financial expert” as defined in the SEC rules.

The Audit and Risk Management Committee meets with our external and internal auditors and principal financial personnel to review quarterly financial results and the results of the annual audit (in both regular and executive sessions). The Audit and Risk Management Committee reviews and approves annual external auditor engagement plans, scopes and fees. The Audit and Risk Management Committee approves all fees and terms related to the annual independent audit as well as all permissible non-audit engagements of the external auditors. The Audit and Risk Management Committee pre-approves all audit and permissible non-audit services to be performed by the external auditors, giving effect to the “de minimis” exception for non-audit services set forth in Section 10A(i)(1)(B) of the Exchange Act.

Compensation Committee

The Compensation Committee held six meetings during 2014. As described in the Compensation Committee’s charter, a copy of which is available on our website at www.mbvt.com under “Investor Relations,” the Compensation Committee oversees the administration and performance of executive compensation plans and reviews director compensation plans. The Compensation Committee is also responsible for reviewing and making recommendations to the Board of Directors regarding the compensation of our executive officers, including salaries, incentives, bonuses, benefit plans, commissions, the grant of restricted stock and other forms of, or matters relating to, executive compensation, and regarding incentive plans and benefit programs for our employees. This process includes review of an incentive compensation risk assessment performed by a multi-disciplinary team composed of representatives from our human resources, risk management and senior management teams. The risk assessment process includes development of a framework to examine incentive plans and practices, assessment of current incentive plans and identification of any needed refinements and communication of the results. The Compensation Committee reviews the Compensation Discussion and Analysis (“CD&A”) each year, discusses it with management and recommends to the Board of Directors that the CD&A be included in the Company’s annual meeting proxy statement.

The Compensation Committee currently consists of five directors: Jeffrey L. Davis (Chair), Lorilee A. Lawton, Peter A. Bouyea, Karen J. Danaher, and Janette K. Bombardier, each of whom is independent under the Nasdaq Listing Rules. No member of the committee is an employee of our company or any of its subsidiaries.

The Compensation Committee has the authority to hire, dismiss or otherwise seek the services of consulting and advisory firms as it deems appropriate. These advisors serve as independent counsel and report directly to the committee. As a matter of general policy, the Compensation Committee does not prohibit its advisors from providing services to management, but any such engagements must be requested or approved by the Compensation Committee.

In 2014, the Compensation Committee selected and retained an independent outside consulting firm, Pearl Meyer & Partners (“PM&P”), which specializes in executive and board compensation. PM&P reports directly to the Compensation Committee and carries out its responsibilities to the Compensation Committee in coordination with both the President and CEO and the Director of Human Resources as requested by the Compensation Committee. The Compensation Committee reviewed all services provided by the compensation consultant in 2014 and determined that the consultant did not provide services to management in 2014 and is independent with respect to SEC standards as well as our policy.

Nominating and Governance Committee

The Nominating and Governance Committee met five times in 2014. As described in the Nominating and Governance Committee’s charter, a copy of which is available on our website at www.mbvt.com under “Investor Relations,” the Nominating and Governance Committee is responsible for nominating directors for membership on committees and ensuring effective recruiting of directors as well as establishing and monitoring corporate governance guidelines. The Nominating and Governance Committee reports to our Board of Directors.

The Nominating and Governance Committee currently consists of five directors: Jeffrey L. Davis (Chair), Lorilee A. Lawton, Peter A. Bouyea, Karen J. Danaher, and Janette K. Bombardier, each of whom is independent under Nasdaq Listing Rules. No member of the Nominating and Governance Committee is an employee of our company or any of its subsidiaries.

The Nominating and Governance Committee will consider director candidates recommended by our shareholders. Any submissions for director candidates must be sent to Jodi L. Bachand, Corporate Secretary, at 275 Kennedy Drive, South Burlington, VT 05403, for submission to the Nominating and Governance Committee. Submissions must be made in accordance with the instructions included in the Nominating and Governance Committee’s charter and will be considered on the basis of the same considerations applied to internally-nominated candidates.

The Nominating and Governance Committee’s goal is to nominate directors who bring diverse perspectives and skills derived from business and professional experience to our company. Our Principles of Governance provide that our Board will identify the desired diversity of backgrounds, mix of skills, experience and other qualifications of members required in order for the Board to function competently and efficiently. Each director should also have the other necessary qualifications, professional background and core competencies to discharge his or her duties. Additionally, each director should be able to contribute sufficient time to his or her duties, and each should possess certain core competencies, including a combination of several of the following:

•

accounting or finance background;

•

business or management experience;

•

industry knowledge;

•

customer-based experience or perspective;

•

crisis response experience;

•

leadership skills;

•

strategic planning experience;

•

knowledge of the fundamentals of credit;

•

risk management experience; and

•

decision-making skills and expertise that may not otherwise be available to Merchants.

The Nominating and Governance Committee keeps an active list of potential director candidates, which is reviewed and updated periodically. Our Board of Directors seeks to time the election of new directors to create a period of concurrent membership for new and retiring directors. This allows new directors to become fully oriented to their duties prior to the departure of retiring directors.

The Nominating and Governance Committee has the authority to hire, dismiss or otherwise seek the services of consulting and advisory firms as it deems appropriate. These advisors serve as independent counsel and report directly to the Nominating and Governance Committee. As a matter of general policy, the Nominating and Governance Committee does not prohibit its advisors from providing services to management, but any such engagements must be requested or approved by the Nominating and Governance Committee.

Shareholder Value Committee

The function of the Shareholder Value Committee is to consider and make recommendations to our Board of Directors on proposals that affect the value of shareholders’ investment in common stock. The Shareholder Value Committee consists of the following individuals: Raymond C. Pecor, Jr. (Chair), Peter A. Bouyea, Michael G. Furlong, and Michael R. Tuttle. The Shareholder Value Committee met once during 2014.

Executive Sessions

All directors, except Mr. Tuttle, met in executive session without our management, four times during 2014.

Communications with Directors

Our Board of Directors provides a means for our shareholders to send communications to our Board of Directors, which can be found on our website at www.mbvt.com under “Investor Relations – Corporate Information – Officers & Directors.”

Compensation of Directors

Only non-employee members of our Board of Directors received fees with respect to their services on our Board of Directors in 2014. The following table reflects the fee schedule for our Board of Directors for 2014:

	Chairperson Retainer	Member Retainer	Fee per Meeting (in person)	Fee per Meeting (via telephone)
Board of Directors	$5,000	$5,000	$500	$250
Audit and Risk Management Committee	$4,000	–	$600	$250
Compensation Committee	$3,000	–	$500	$250
Nominating and Governance Committee	$2,000	–	$400	$250
Other Committees	$1,000	–	$250	$250
Committee meeting on the same day as a Board meeting	–	–	$125	$125

The following table reflects the fee schedule for Merchants Bank’s Board of Directors for 2014:

	Chairperson Retainer	Member Retainer	Fee per Meeting (in person)	Fee per Meeting (via telephone)
Board of Directors	$5,000	$10,000	$800	$250
Audit and Risk Management Committee	–	–	–	–
Compensation Committee	–	–	–	–
Nominating and Governance Committee	–	–	–	–
Other Committees	$1,000	–	$250	$250
Committee meeting on the same day as a Board meeting	–	–	$125	$125

Although our Audit and Risk Management Committee, Nominating and Governance Committee, and Compensation Committee also act as Merchants Bank-level committees, the committee chairperson and members are paid at the holding company level only. All retainers and chairperson fees are paid in quarterly installments.

In 2008, our Board of Directors and shareholders voted to adopt the 2008 Compensation Plan for Non-Employee Directors and Trustees. This plan permits non-employee directors to defer receipt of their annual retainer and meeting fees by receiving those fees at a later date in the form of our common stock. If a participating director elects to have all or a specified percentage of his or her compensation for a given year deferred, that director is credited with a number of shares of our common stock equal in value to the amount deferred.

Director Compensation

The following table sets forth information about fees earned by our directors for their service during 2014. The table includes compensation paid to directors who serve on our Board of Directors, as well as compensation paid for service on the board of our subsidiary, Merchants Bank.

Name	Fees Earned or Paid in Cash (1)	All Other Compensation (2)	Total
Michael R. Tuttle	$ –	$ –	$ –
Scott F. Boardman	$32,675	$ –	$ 32,675
Janette K. Bombardier	$27,850	$ –	$ 27,850
Peter A. Bouyea	$32,400	$ –	$ 32,400
Karen J. Danaher	$40,525	$ –	$ 40,525
Jeffrey L. Davis	$43,550	$ –	$ 43,550
Michael G. Furlong	$37,550	$ –	$ 37,550
John A. Kane	$18,575	$ –	$ 18,575
Lorilee A. Lawton	$37,375	$ –	$ 37,375
Bruce M. Lisman	$33,375	$ –	$ 33,375
Raymond C. Pecor, Jr.	$30,400	$ –	$ 30,400
Raymond C. Pecor, III	$30,850	$ –	$ 30,850
Patrick S. Robins	$29,425	$ –	$ 29,425
Robert A. Skiff	$19,650	$ –	$ 19,650
TOTAL			$414,200

(1)

Includes all fees earned, whether paid in cash or deferred under the 2008 Compensation Plan for Non-Employee Directors and Trustees.

(2)

Includes stock awards, option awards, non-equity incentive plan compensation, and change in pension value and nonqualified deferred compensation earnings.

Shareownership Guidelines

Our directors are required to own and hold 4,000 shares of our stock within five years of being nominated to the Board. All directors are in compliance with these guidelines.

The 4,000 share ownership level is equal to approximately three times the average annual compensation for our independent directors. The Board reserves the discretion to change this requirement as appropriate.

Corporate Governance Guidelines

Our Board of Directors has adopted Principles of Governance. These principles serve as guidelines for the conduct of our Board of Directors. They reflect our Board’s commitment to ensuring adherence to good corporate governance principles. The Principles of Governance address a number of topics, including, among other things, director qualifications and responsibilities, the functioning of the Board of Directors, the responsibilities and composition of the Board committees, director compensation and annual Board review and self-evaluations. The Principles of Governance are available on our website at www.mbvt.com, under “Investor Relations.” You may obtain a printed copy of The Principles of Governance free of charge by submitting a request to Jodi L. Bachand, Corporate Secretary, at our principal administrative office, which is located at 275 Kennedy Drive, South Burlington, Vermont 05403, or by telephone at (802) 865-1807.

Code of Business Conduct and Ethics Policy

We have adopted a Code of Business Conduct and Ethics Policy (“Code”) for all employees and directors. Part of the Code includes additional rules for the Chief Executive Officer, Chief Financial Officer and other senior financial officers. This Code is available on our website at www.mbvt.com, under “Investor Relations” and any waivers under it will also be available on our website. We have a confidential telephone and Internet hotline system for anonymous reporting of complaints and concerns regarding financial reporting. This system may be accessed by telephone at 1-866-850-1442 or via the Internet at www.ethicspoint.com.

Executive Officers

The names, ages and positions of our current executive officers are listed below.

Name	Age	Positions
Michael R. Tuttle	60	President and Chief Executive Officer, Merchants
Geoffrey R. Hesslink	50	President and Chief Executive Officer, Merchants Bank
Marie A. Thresher	48	Executive Vice President and Chief Operating Officer, Merchants Bank
Thomas J. Meshako	54	Senior Vice President, Treasurer and Chief Financial Officer, Merchants and Merchants Bank
Molly Dillon	66	Senior Vice President, Trust and Marketing, Merchants Bank
Bruce Bernier	46	Senior Vice President and Senior Lender, Merchants Bank
Jacqueline Dragon	51	Senior Vice President and Director of Human Resources, Merchants Bank
Laura Abbott	50	Senior Vice President and Senior Credit Officer, Merchants Bank
Jonathan Watson	35	Senior Vice President and Chief Risk Officer, Merchants Bank

Mr. Tuttle has served as President and CEO of Merchants from January 1, 2007 to the present. Mr. Tuttle served as President and CEO of Merchants Bank from January 1, 2006 to December 31, 2014 and prior to that as Executive Vice President and Chief Operating Officer beginning in 1997.

Mr. Hesslink has served as President and CEO of Merchants Bank since January 1, 2015. Mr. Hesslink joined Merchants Bank in 1995 and was promoted to the position of Corporate Banking Officer in 1996, Senior Vice

President and Senior Lender in 2006, Chief Operating Officer in 2013, and was appointed to his current role as President and CEO of Merchants Bank effective January 1, 2015.

Ms. Thresher joined the Company in December 2013 and currently serves as the Chief Operating Officer, responsible for operations, information technology and risk management. Prior to this role Ms. Thresher served as Senior Vice President and Chief Risk Officer. Ms. Thresher brings over 20 years of experience in financial services and risk management at regional and national financial institutions. Prior to joining Merchants Bank, she was the Senior Vice President and Chief Auditor for People’s United Bank (acquired Chittenden Corporation). She began her banking career at Fleet Financial Group (now Bank of America) holding various positions, including Vice President of Retail Delivery and Consumer/Small Business Lending, Audit in 1999. Ms. Thresher holds a Bachelor of Science degree in Finance, from Central Connecticut University. She serves on the board of directors of Vermont CARES.

Mr. Meshako has served as our Chief Financial Officer and Treasurer and Senior Vice President of Merchants and Merchants Bank since November 2014. Prior to joining Merchants, Mr. Meshako served as the Director of Finance at Brookline Bancorp, Inc. where he developed the Company’s strategic and capital plans. Prior to his tenure at Brookline Bancorp, Inc., he served as Senior Vice President, Senior Operations Officer at Union Bank.

Ms. Dillon has served as our Senior Vice President for Trust and Marketing and President of Merchants Trust Company, a division of Merchants Bank, since January 1, 2012. She previously served as Merchants Bank’s Senior Vice President of Community Banking, Trust and Marketing.

Mr. Bernier is Senior Lender and Senior Vice President of Merchants Bank. Mr. Bernier joined Merchants Bank in 2007 as a Corporate Banking Officer, and was promoted to the position of Northern Regional Manager Commercial Banking in 2011. Mr. Bernier has over 20 years in commercial banking experience with local banking institutions. Mr. Bernier was appointed to his current role as Senior Lender effective January 1, 2015.

Ms. Dragon has served as Senior Vice President and Director of Human Resources since June 2013. She has over 25 years of human resources management and organizational development experience. Prior to joining Merchants Bank, she operated her own independent consulting business.

Ms. Abbott has served as Senior Credit Officer since December 2012 and was appointed to her current role as Senior Vice President and Senior Credit Officer in January 2015. Ms. Abbott previously served as Vice President and Credit Operations and Loan Compliance Officer from 2001 through 2012 and has been with Merchants Bank for over 25 years.

Mr. Watson was appointed Senior Vice President and Chief Risk Officer in March 2015. Mr. Watson has over 10 years of internal audit and risk advisory services experience at regional financial institutions. Prior to joining Merchants Bank as Vice President, Audit Director in September 2014, he worked at People’s United Bank (acquired Chittenden Corporation) for 10 years.

Compensation Discussion and Analysis

The Compensation Committee of our Board of Directors, which is comprised entirely of independent directors, oversees our executive compensation program and recommends all compensation for our Executive Officers for approval by our Board. The term “Named Executive Officers” (“NEOs”) refers to those individuals who served as our Chief Executive Officer, our Chief Financial Officer and our next three highest paid executive officers in 2014.

Effective January 1, 2015, Geoffrey R. Hesslink was appointed President and Chief Executive Officer of Merchants Bank. Michael R. Tuttle remains President and Chief Executive Officer of Merchants. For purposes of the following

Compensation Discussion and Analysis, the “Chief Executive Officer” refers to Mr. Tuttle’s role in 2014 as President and Chief Executive Officer of Merchants and Merchants Bank. Ms. Spitler left Merchants Bank in October 2014 and Mr. Meshako was appointed Chief Financial Officer and Treasurer of Merchants and Merchants Bank effective November 2014. Ms. Erdman left Merchants Bank in December 2014.

This Compensation Discussion and Analysis describes our executive compensation program for 2014, and certain elements for the 2015 program. In particular, this section explains how the Compensation Committee made decisions related to compensation for our executives, including our NEOs, during 2014.

Executive Summary

Performance Summary

Our results for 2014 represent a year in transition and the following summarizes the year’s key performance highlights:

•

Return on Average Equity (“ROAE”) has been over 13% for the last 16 years ending in 2013; due to the core operating system conversion and transition in the management team the ROAE results for 2014 was 9.84%. For additional information, please refer to page 21 of our Annual Report on Form 10-K. The results did not meet the Executive Annual Incentive Plan’s threshold level of net income performance required to activate the plan and therefore no management incentives were paid for 2014 performance. The threshold performance level for ROAE and net income in the 2015 plan require significant performance improvement and are more in line with historical results;

•

economic conditions and the core operating system conversion impacted organic growth in loans and deposits compared to prior years; the loan originations in the fourth quarter of 2014 were more in line with historical levels and the momentum is anticipated to continue into 2015;

•

continued to strengthen the capital position;

•

pristine asset quality;

•

strong growth in trust fees and cash management fees;

•

continued commitment to drive value for our shareholders – we declared our 73rd consecutive quarterly dividend in January 2015 and our 37th consecutive quarter at the existing level of $0.28; and

•

six year total return was over 100%.

These accomplishments are significant given the slow economic recovery, sustained low interest rate environment and declining credit spreads.

Creation of Shareholder Value

We prioritize building shareholder value. The book value of Merchants’ stock has increased, on average, over 7% per year for the last nine years ending in 2014. Dividends paid per share during each of the past nine years totaled $1.12 per share, and we have maintained a quarterly cash dividend since 1997.

Effect of 2014 Advisory Vote on NEO Compensation

We provide our shareholders with the opportunity to cast an annual advisory vote on executive compensation (a “say-on-pay proposal”). At our 2014 Annual Meeting of Shareholders, a substantial majority 95% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. The Compensation Committee believes this affirms shareholders’ support of our approach to executive compensation, and therefore did not significantly change its approach in 2014. The Compensation Committee will continue to consider the outcome of our say-on-pay vote, regulatory changes and emerging best practices when making future recommendations regarding compensation for the NEOs.

2014 Compensation Highlights

We develop our programs to attract, motivate and retain the talent necessary to help us achieve our objectives. Ultimately our compensation programs are designed to achieve overarching goals that motivate and reward performance, ensure sound risk management, and deliver long-term value to our shareholders. To achieve these objectives, the Compensation Committee regularly reviews and modifies our compensation and incentive programs to ensure they align with these core objectives. We assess our program from the perspective of our shareholders and regulators, considering best practices and making improvements as appropriate.

Highlights of Compensation Program and 2014 Results:

•

our NEOs received modest base salary increases in 2014 ranging between 2.5% – 6%;

•

for 2014 performance, our NEOs did not earn annual cash incentives due to net income performance that fell below the minimum level required to activate the plan. Therefore regardless of achievements for other metrics, incentive awards were not earned; and

•

in May 2014, the Compensation Committee recommended restricted stock grants for key executives for approval by the Board with values ranging from 4.02% to 19.13%, and, in the case of our Chief Executive Officer, 18.84%, of his December 31, 2013 base salary. These awards were granted in light of strong past performance relative to our strategic and financial objectives for 2013. These grants will cliff vest (100%) at the end of three years. Executives are required to hold 40% or, in the case of the Chief Executive Officer, 60% of the after-tax value of the restricted stock until, at least, the date that the executive’s employment with us terminates.

Our Executive Compensation Program

The Compensation Committee strives to ensure our executive compensation program reflects evolving executive compensation best practices while ensuring it attracts, motivates and retains the talent that will help us achieve our objectives. Ultimately, our compensation programs are designed to (1) ensure sound risk management, (2) motivate and reward performance, and (3) deliver long-term value to our shareholders. Our programs provide a balanced and risk appropriate view of performance across our short and long-term incentive plans and provide a significant portion of executive compensation in performance-based pay.

The Executive Annual Incentive Plan was implemented in 2009 and continues to appropriately reward and motivate our executives while incorporating various risk-mitigating features:

•

plan activation is tied to achievement of an established net income target and acceptable ratings on internal and regulatory agency audits;

•

target incentive opportunities for executives are aligned with market;

•

various risk mitigation features are used, including balanced financial performance metrics and appropriate maximum caps on incentive earnings; and

•

a comparable index of banks (commercial banks located in the Northeast with assets ranging between approximately $750 million to $3.0 billion) has been established that will be used to measure our relative performance to peers in regards to ROAE.

Our long-term incentive plan strategy and equity grant allocation guidelines for key executives continues to be based upon their role and our desired total compensation philosophy. The objectives of our long-term incentive plan are to:

•

create strong alignment with shareholder interests;

•

enable us to retain and motivate key executive officers who will contribute to our long-term growth and profitability;

•

ensure awards are properly focused on long-term performance and do not encourage inappropriate risk taking; and

•

enhance equity retention and ownership throughout the executive team (through holding requirements for Chief Executive Officer and key executives).

Compensation Philosophy

Our compensation program and philosophy for executive officers was developed by the Compensation Committee and approved by our Board of Directors. The objectives of our executive compensation program are to:

•

attract, motivate and retain highly qualified and dedicated executive officers with competitive levels of compensation aligned with banks of similar size and complexity in our region;

•

reward above-average corporate performance and recognize individual initiative and achievements;

•

integrate pay with our strategic annual and long-term performance goals;

•

align executive officers’ incentive with the promotion of shareholder value; and

•

provide a balanced approach that helps mitigate the influence of any one element of compensation which might be considered to drive excessive risk taking.

To meet our executive compensation objectives, our program is designed to provide the following:

•

competitive base salaries that are targeted at the market median, while allowing the flexibility to recognize each executive’s individual role, responsibilities, experience and performance;

•

a short-term cash incentive program which focuses our executives on critical annual goals and objectives aligned with our strategic plan. Target incentive opportunities (as a percent of base salary) are structured to be competitive with the market median with the ability to pay above market for superior performance;

•

long-term incentives, delivered in restricted stock, that align our executives’ interests with those of shareholders, reward stock price appreciation and provide a means for retaining our top performers; and

•

benefits that are, by design, conservatively competitive. While they do not comprise a major part of our total compensation program, they allow us to attract and retain key executives.

Executive Compensation Mix

In summary, we strive to provide a total compensation program that is competitive, performance oriented, shareholder aligned, balanced, and reflects sound risk management practices. We set specific performance goals that align with our strategy and support our annual plans, but also recognize the need to be responsive and flexible in today’s challenging environment. We believe this approach also helps to ensure our program does not motivate our executives to take undue risks.

Our Principles of Governance, which were approved by our Board of Directors, require compensation for the Chief Executive Officer to be linked to the achievement of our strategic goals that improve our long-term performance. Accordingly, a meaningful portion of the Chief Executive Officer’s compensation depends upon the Bank’s performance.

The Compensation Committee will continue to review, evaluate, and revise the compensation philosophy as appropriate to meet its desired objectives and adhere to emerging regulations.

The pie charts below summarize our 2014 target total direct compensation mix for the Chief Executive Officer and the other NEOs as a group. The pie chart illustrates the mix of pay expressed as a percentage of total direct compensation (base pay + annual cash incentives + long-term incentives).

2014 Total Compensation Mix at Target

Role of the Compensation Consultant

The Compensation Committee has the sole authority to retain and terminate a compensation consultant and to approve the consultant’s fees and all other terms of the engagement. The Compensation Committee has direct access to outside advisors and consultants throughout the year as they relate to executive compensation. The Compensation Committee has direct access to and meets periodically with the compensation consultant independently of management.

During 2014, the Compensation Committee retained the services of PM&P, an independent outside consulting firm specializing in executive and board compensation, to assist the Committee. PM&P reports directly to the Compensation Committee and carries out its responsibilities to the Compensation Committee in coordination with both the Chief Executive Officer and the Human Resources Director. Services include conducting benchmarking studies, establishing compensation guidelines, designing incentive programs, assisting with proxy disclosure and providing insight on emerging regulations and best practices.

The Compensation Committee regularly reviews the services provided by its outside consultants and believes that PM&P is independent in providing executive compensation consulting services. The Committee conducted a specific review of its relationship with PM&P in 2014, and determined that PM&P’s work for the Committee did not raise any conflicts of interest. In making this determination, the Compensation Committee noted that during 2014:

•

PM&P did not provide any services to the Company or our management other than services to the Compensation Committee and its services were limited to executive compensation consulting;

•

fees paid by the Company were less than 1% of PM&P’s total revenue for FY 2014;

•

PM&P maintains a Conflicts Policy which details specific policies and procedures designed to ensure independence;

•

none of the PM&P consultants had any business or personal relationship with Committee members;

•

none of the PM&P consultants had any business or personal relationship with executive officers of the Company; and

•

none of the PM&P consultants directly own our stock.

The Compensation Committee continues to monitor the independence of PM&P and its other compensation advisers on a periodic basis.

Role of Management

Although the Compensation Committee makes independent recommendations to the Board of Directors on all matters related to compensation of the named executive officers, certain members of management are requested to attend and provide input to the Compensation Committee throughout the year. Input may be sought from the Chief Executive Officer, Chief Financial Officer, Human Resources Director, Chief Risk Officer and others as needed to ensure the Compensation Committee has the information and perspective it needs to carry out its duties.

The Compensation Committee meets with the Chief Executive Officer to discuss his performance and compensation package, but ultimately decisions regarding his package are made solely based upon the Compensation Committee’s deliberations, as recommended and reported to the Board, as well as input from the compensation consultant, as requested. The Compensation Committee considers recommendations from the Chief Executive Officer, as well as input from the compensation consultant as requested, to make compensation package decisions for other executives.

Inputs to Committee Decision Making

Performance Evaluation

The Compensation Committee evaluates the performance of the Chief Executive Officer annually in the following four categories:

1.

Development of specific strategic plan objectives;

2.

Operational impact on company morale, customer satisfaction, our public image, company efficiency and flexibility, and research and development of leading edge products, services and technologies;

3.

Management style and effectiveness in relation to our customers, shareholders, employees, executive officers, board and committee members, and the media and community;

4.

Effectiveness of leadership in:

a.

developing appropriate strategies and gaining support from our Board of Directors and its committees to achieve these strategies;

b.

setting the “tone at the top” for our ethics, customer relations, reputation and ensuing results; fostering an environment for leadership development at all levels within our company;

c.

working collaboratively with our Board of Directors and committees and communicating information in a timely manner to ensure full and informed consent regarding matters of governance.

The Chief Executive Officer evaluates the performance of our other executive officers annually. Each executive officer’s annual performance review serves as the basis for adjustments to his or her base salary. Individual performance evaluations are tied closely to achievement of short and long-term goals and objectives, individual initiative, team-building skills, level of responsibility and above average corporate performance.

The Chief Executive Officer makes annual recommendations to the Compensation Committee for changes to executive officer salaries (other than his own) for the following year. These recommendations are based on individual performance within their respective areas of expertise, the Chief Executive Officer’s assessment of their contributions to our earnings and growth during the year, as well as their management style and effectiveness in relation to our customers, shareholders, employees, fellow executive officers, board and committee members and the community. The Compensation Committee reviews these recommendations and makes its final decisions regarding compensation for executive officers. Decisions regarding compensation for the Chief Executive Officer, are approved by our Board of Directors based on recommendations from the Compensation Committee.

Benchmarking

The Compensation Committee typically engages PM&P to conduct a competitive review of our executive compensation program every two years. A primary data source used in setting market-competitive guidelines for the executive officers is the information publicly disclosed by a peer group of other publicly traded banks and thrifts. Our peer group is developed by PM&P using objective parameters that reflect banks of similar asset size and region. When developing the peer group, PM&P includes financial institutions ranging from approximately one half to two times our asset size that are located in the New England and New York region of the United States (excluding Boston and the New York City metro area, as well as banks with unique business models). The peer group is also designed to position us at approximately the 50th percentile in regards to assets.

PM&P conducted a competitive review of our executive compensation programs in 2011 and at that time, a peer group was developed and approved by the Compensation Committee. This peer group was used to make decisions related to executive compensation for 2012 and 2013. In 2013, PM&P was engaged to update the peer group and assess our executive compensation programs in order to assess the effectiveness of our 2013 decisions and provide input for the 2014 programs.

The following is the current peer group used by the Compensation Committee to make decisions related to 2014–2015 executive compensation.

Arrow Financial Corporation

First Bancorp, Inc.

Bar Harbor Bankshares, Inc.

Hingham Institution for Savings

Camden National Corporation

New Hampshire Thrift Bancshares

Century Bancorp, Inc.

*Rockville Financial, Inc.

Chemung Financial Corporation

SI Financial Group, Inc.

Enterprise Bancorp, Inc.

*United Financial Bancorp, Inc.

Evans Bancorp, Inc.

Washington Trust Bancorp, Inc.

Financial Institutions, Inc.

Westfield Financial, Inc.

*

Rockville Financial Inc. and United Financial Bancorp, Inc. merged effective April 30, 2014.

In addition to the peer group data, PM&P uses additional banking compensation surveys as part of the analysis focusing on banks similar to us in asset size and region.

Information from the competitive analysis is used by the consultant to provide market-competitive guidelines that support our total compensation philosophy. Guidelines for base salary, short and long-term incentive targets and estimated total direct compensation are provided with ranges for performance. This allows the Compensation Committee to see the potential pay, and range of pay, for each executive role. These guidelines provided a framework for consideration by the Compensation Committee in setting pay levels.

Risk Oversight of Compensation Programs

We believe that the compensation program is not structured to be reasonably likely to present a material adverse risk to us based on the following factors:

•

as a community bank regulated by the Federal Deposit Insurance Corporation and the Commissioner of the Vermont Department of Financial Regulation, among others, our main operating subsidiary, Merchants Bank, adheres to defined risk guidelines, practices and controls to ensure the safety and soundness of the organization;

•

our management and Board of Directors conduct regular reviews of our business to ensure we remain within appropriate regulatory guidelines and practices that are monitored and supplemented by our internal audit function, as well as our external auditors;

•

our incentive plan provides a maximum cap on payment and does not have highly leveraged payout curves and steep payout cliffs at specific performance levels that could encourage short-term actions to meet payout thresholds; and

•

our restricted stock grants are subject to clawbacks in the event of accounting restatement due to fraud or misconduct or in the event of material violations of our Code.

Components of Executive Compensation and 2014 Decisions

Our compensation program for all executive officers, including the Chief Executive Officer, consists of four key components, which are reviewed regularly by the Committee:

•

base salary;

•

annual incentive;

•

long-term incentive/equity; and

•

employment contracts/other benefits.

We offer no perquisites of any kind to any of our executive officers. Executive officers are not entitled to severance or change-in-control payments beyond those described in the “Employment Agreements” section on page 26 of this document.

The following section summarizes the role of each component, how decisions are made and the resulting 2014 decision process as it relates to the executive officers.

Base Salary

We believe the purpose of base salary is to provide competitive and fair base compensation that recognizes the executives’ role, responsibilities, experience and performance. Base salary represents fixed compensation that is targeted to be competitive with our peer group.

Typically, the Compensation Committee reviews and sets base pay for each executive in December of each year following the performance evaluation process. Competitive markets for similar roles are considered, as well as each individual’s experience, performance and contributions. Promotional increases are also considered by the Compensation Committee. Effective January 1, 2015, Mr. Hesslink was promoted to President and Chief Executive Officer of Merchants Bank while Mr. Tuttle remains President and Chief Executive Officer of Merchants. Ms. Thresher was also promoted to Chief Operating Officer of Merchants Bank effective January 1, 2015. The purpose of this reorganization was to segregate duties so that Mr. Hesslink could focus his efforts on the growth of Merchants

Bank, Ms. Thresher could focus on operational efficiency and risk management, and Mr. Tuttle could focus on opportunities for growth through merger and acquisition.

The Compensation Committee approved the following 2014 and 2015 base salary adjustments for the NEOs that were intended to recognize each executive’s contribution and performance and, if needed, bring salaries more in line with market. The 2015 adjustments reflect the organizational changes discussed in the preceding paragraph.

Name	Title	January 2013 Base Salary	January 2014 Base Salary	Percent Increase in January 2014	January 2015 Base Salary	Percent Increase in January 2015
Michael R. Tuttle	President and Chief Executive Officer of Merchants	$325,000	$345,000	6.10%	$305,000	-11.59%
Geoffrey R. Hesslink	Executive Vice President, Chief Operating Officer and Senior Lender promoted to President and Chief Executive Officer of Merchants Bank effective January 1, 2015	$220,000	$230,000	4.50%	$295,000	28.02% (1)
Janet P. Spitler	Former Executive Vice President, Chief Financial Officer and Treasurer (through October 2014)	$200,000	$205,000	2.50%	–	– (3)
Thomas J. Meshako	Senior Vice President, Chief Financial Officer and Treasurer (from November 2014)	–	$220,000	–	$220,000	0.00%
Marie A. Thresher	Senior Vice President and Chief Risk Officer promoted to Executive Vice President and Chief Operating Officer effective January 1, 2015	$170,000	$180,000	5.80%	$240,000	33.03% (2)
Molly Dillon	Senior Vice President, and Senior Community Banking and Trust Officer	$180,000	$185,000	2.70%	$185,000	0.00%
Zoe P. Erdman	Former Senior Vice President and Senior Operations Officer (through December 2014)	$145,000	$150,000	3.40%	–	– (3)

(1)

This increase recognizes Mr. Hesslink’s promotion to President and Chief Executive Officer of Merchants Bank.

(2)

Ms. Thresher was hired in December 2013. She received a 5.8% increase in June 2014 based on her contributions. The 2015 increase recognizes Ms. Thresher’s promotion to Chief Operating Officer of Merchants Bank.

(3)

Ms. Spitler and Ms. Erdman were no longer employed by Merchants or Merchants Bank as of December 31, 2014.

For 2014 the Compensation Committee recognizes that the Chief Executive Officer’s salary is below the 25th percentile for the market. This does not reflect performance, but rather a historical practice that reflected a more conservative and “team” oriented approach to managing compensation levels. The Committee has recommended that the Chief Executive Officer’s salary be increased to be closer to the market over the past several years.

2015 will be a transition year. Mr. Tuttle will work with Mr. Hesslink to support him in his new role as President and Chief Executive Officer of Merchants Bank. Mr. Hesslink has assumed responsibility for the day-to-day management of the Company’s sole operating subsidiary, Merchants Bank. Mr. Tuttle’s primary responsibility in addition to supporting Mr. Hesslink will be to identify opportunities to grow the Company through merger or acquisition of companies in similar business lines in Vermont and adjoining states.

In recognition of the added responsibility that accompany Mr. Hesslink’s promotion Mr. Tuttle volunteered to reduce his base salary in 2015 while he focuses on creating enhanced long-term shareholder value.

Annual Incentive

The objective of our Executive Annual Incentive Plan is to motivate and reward key members of management, including the Chief Executive Officer, for achieving specific company performance goals and/or division/individual goals that support the strategic plan. Rewards under this Plan represent compensation that must be earned (and re-earned each year) based upon company and division/individual performance.

Our proposed performance goals for the incentive plan are based on budget projections and typically presented by the Chief Executive Officer to the Compensation Committee during the first quarter of the year. Once the Compensation Committee finalizes and approves the performance goals, the goals are presented to the full Board for final approval. The following details the framework of the 2014 Executive Annual Incentive Plan (the “2014 Plan”):

Incentive Opportunity: Each participant has a target award (expressed as a percentage of base salary during the fiscal year) and range that defines the incentive opportunity. The Chief Executive Officer’s target is 35% of base salary and the Chief Operating Officer and Senior Lender’s target is 30% and all other executive officers’ target is 25% of base salary. Actual awards vary based on performance and range from 0% of target (not achieving minimal performance for a goal) to 150% of target for exceptional performance. These incentive plan levels and ranges have not changed since the plan was implemented in 2009.

Performance Measures: The 2014 performance measures are aligned with our strategy and business plan. The 2014 Plan was approved by the Compensation Committee on February 19, 2014. In order for the 2014 Plan to activate, we needed to achieve a net income target of $14.25 million in 2014 and maintain acceptable ratings on internal and regulatory agency audits. The awards of Mr. Tuttle, Ms. Spitler, Ms. Erdman and Ms. Thresher were based upon achieving targets with respect to our return on assets, return on equity relative to a peer group index, efficiency ratio, Tier 1 Leverage Ratio, and net interest income on a fully taxable equivalent basis, or “FTE”(1). The awards of Mr. Hesslink and Ms. Dillon were based upon one to three company goals as well as one or more division and/or individual performance goals. Minimum (threshold) and maximum (stretch) levels of performance were defined for the 2014 Plan and are summarized in the table below. Mr. Meshako was not eligible for participation in the 2014 plan due to his employment date. No awards are paid for performance below threshold (minimum) for a particular performance measure. Actual payouts for each goal are based upon final performance between threshold and stretch levels. Actual payouts for each performance goal are pro-rated for any level of performance between threshold and stretch using interpolation to reward incremental improvement. The Compensation Committee has the discretion to adjust any payouts to reflect the business environment and market conditions.

____________________

(1)

Net interest on a fully taxable equivalent basis includes tax benefit from certain tax exempt loans. Please see page 25 of our Annual Report on Form 10k for the years ended December 31, 2014, December 31, 2013 and December 31, 2012.

The 2014 performance measures for Mr. Tuttle, Ms. Spitler, Ms. Erdman and Ms. Thresher were as follows:

Performance Measure	Weighting	Threshold (Minimum) Goal Funds 40% of target award	Target Goal Funds 100% of target award	Stretch (Maximum) Goal Funds 150% of target award
ROAA	20%	0.89%	0.92%	0.96%
ROAE – Relative to Peer Group Performance	25%	70th percentile	80th percentile	90th percentile
Efficiency Ratio	15%	60.79%	59.93%	59.08%
Tier 1 Leverage Ratio	20%	8.84%	8.87%	8.89%
Net Interest Income (FTE, dollars in thousands)	20%	$52,022	$52,657	$53,291

The 2014 performance measures for Ms. Dillon were as follows:

Performance Measure	Weighting	Threshold (Minimum) Goal Funds 40% of target award	Target Goal Funds 100% of target award	Stretch (Maximum) Goal Funds 150% of target award
ROAA	20%	0.89%	0.92%	0.96%
ROAE – Relative to Peer Group Performance	20%	70th percentile	80th percentile	90th percentile
Efficiency Ratio	20%	60.79%	59.93%	59.08%
Gross Trust Income at Year-End	20%	$3.3 million	$3.5 million	$3.7 million
Residential Loan Originations	20%	$65 million	$70 million	$75 million

The 2014 performance measures for Mr. Hesslink were as follows:

Performance Measure	Weighting	Threshold (Minimum) Goal Funds 40% of target award	Target Goal Funds 100% of target award	Stretch (Maximum) Goal Funds 150% of target award
ROAA	15%	0.89%	0.92%	0.96%
ROAE – Relative to Peer Group Performance	25%	70th percentile	80th percentile	90th percentile
Net Interest Income (FTE, dollars in thousands)	10%	$52,022	$52,657	$53,291
Average Gross Loans at Year-End	25%	$1.190 million	$1.205 million	$1.220 million
NPL as % of Total Loans	25%	0.75%	0.50%	0.35%

At the end of the calendar year, the Compensation Committee assesses our performance relative to each of the performance measures and determines the awards based upon the attainment of each goal. The Compensation Committee retains the discretion to recommend to the Board modification of executives’ incentive payouts based on significant individual performance or company performance shortfalls. Our Board of Directors has the discretion to determine the amount and manner of executive incentive payments and to make adjustments.

2014 Performance Results

In order for the 2014 Plan to activate, we needed to achieve a net income target of $14.25 million in 2014 and maintain acceptable ratings on internal and regulatory agency audits. Merchants’ 2014 net income was only $12.13 million, therefore the 2014 plan did not activate and no incentive awards were earned by the executives regardless of achievements in other goals.

2015 Plan Design

On February 26, 2015, the Board approved the 2015 Executive Annual Incentive Plan (the “2015 Plan”) and designated target awards for fiscal year 2015 (calculated as a percentage of base salary) for our executive officers, including our NEOs as set forth in this proxy statement. The Chief Executive Officer of Merchants will not be eligible for participation in the 2015 Plan. The target award percentages are 35% for Mr. Hesslink, 30% for Ms. Thresher, and 25% for Mr. Meshako, Ms. Dillon, Ms. Abbott, Mr. Watson and Mr. Bernier. The possible payouts under the 2015 Plan range from 0% to 150% of these target awards based upon the company’s and, in the case of Ms. Dillon, division or individual performance. In order for the 2015 Plan to activate, we must achieve a net income minimum of $14.236 million in 2015 and maintain acceptable ratings on internal and regulatory agency audits. The awards of Mr. Hesslink, Mr. Meshako, Ms. Thresher, Ms. Abbott and Mr. Watson will be based upon achieving targets with respect to our return on assets, return on equity relative to our peer group, efficiency ratio, net interest income (FTE) and Tier1 Leverage Ratio, in addition to completion of a strategic project. The award for Ms. Dillon and Mr. Bernier will be based upon one to three company goals depending upon her/his current role as well as one or more division and/or individual performance goals. The Compensation Committee has the discretion to adjust any payouts to reflect the business environment and market conditions.

Long-Term Compensation

We award long-term incentives in the form of restricted stock grants to our executive officers, although an annual stock grant is not guaranteed. These awards are consistent with our pay-for-performance principles and align the interests of our executive officers with the interests of our shareholders. The Compensation Committee reviews and approves the amount of each award to be granted to each executive officer and makes a recommendation for approval by our Board of Directors for the CEO. In making these determinations, the Compensation Committee takes a holistic approach including considerations such as performance relative to our strategic and financial objectives, the previous year’s individual performance of each executive officer and the market pay level for the executive officer. This typically takes place in May of each year.

2014 Decisions

The annual long-term incentive program includes a restricted stock award. Under this program, executives are eligible to receive annual grants of time-vested restricted stock (full value shares) based upon the Compensation Committee’s holistic assessment of both company and individual performance for the prior year. The Compensation Committee chose to introduce restricted stock since this type of equity vehicle helps to create an ownership focus and alignment with shareholders while also serving as a powerful retention feature for our top executives. The grants will cliff vest (100%) at the end of three years. The Compensation Committee will review the program on an annual basis and will have the ability to change the mix of equity instruments (i.e. mix of restricted stock and stock options) as deemed necessary. These grants are subject to clawbacks in the event of accounting restatement due to fraud or misconduct or in the event of material violation of our Code.

The Compensation Committee believes that Merchants’ executive officers should maintain a material personal financial stake in the company to promote a long-term perspective in managing the company and to align shareholder and executive interests. Therefore, executive officers are required to hold onto a percentage of their after tax full value shares until termination or retirement. The table below summarizes these holding requirements.

Role	Holding Requirement (after tax, full value shares)
Chief Executive Officer	60%
Key Executives	40%

If an executive experiences personal economic hardship, the Compensation Committee will have the authority to decide whether the holding requirements will be waived for that particular award or if the executive will be allowed to sell more shares than the holding requirements permit.

Employment Agreements

Beginning as a practice in January 2011, each of our executive officers enters into employment agreements with us. These agreements contain standard terms and conditions customarily found in employment agreements for comparable executives. If an executive officer is terminated without “cause” (as defined in such agreements) or the executive officer resigns for “good reason” (as defined in such agreements) we agree to pay, over 24 months (36 months in the case of our Chief Executive Officer), that executive officer’s salary for two years (three years in the case of our Chief Executive Officer) from the date of termination. In return, each executive has agreed to be subject to restrictive covenants (non-competition and non-solicitation) during the severance period. There are no tax “gross up” provisions in the employment agreements. We believe it is appropriate to provide a higher level of severance in exchange for restrictive covenants which protect the company. Mr. Tuttle entered into a new Agreement in February 2015. Details of this Agreement are described in the Potential Payments Upon Termination or a Change in Control section of this document on page 32. Ms. Spitler’s and Ms. Erdman’s employment ended in 2014 and each executive received a severance payment in accordance with the terms of their respective employment agreements.

Other Benefits

Our executive officers are also eligible for other benefits available to all other employees on substantially the same terms, such as our 401(k) plan, and health, dental, and life insurance plans.

•

401(k) plan: we match individual plan contributions for participating employees, including the executive officers, on a dollar-for-dollar basis, up to 3% of annual salary, and on a $0.50 per dollar basis up to the next 3% of annual salary up to annual IRS maximums.

•

Medical and dental health insurance plans.

•

Life insurance plan (benefit equal to one time annual salary) and short and long-term disability insurance plans.

Impact of Accounting and Tax on the Form of Compensation

The Compensation Committee and management consider the accounting and tax (individual and corporate) consequences of the compensation plans prior to making changes to the plans.

Section 162(m) of the Internal Revenue Code limits deduction of compensation paid to NEOs to $1,000,000 unless the compensation is “performance-based.” Based on current compensation levels, we do not believe the section 162(m) cap on compensation will be triggered for our CEO or other executive officers, but may consider this in future years.

Compensation Committee Report

The Compensation Committee reviewed and discussed the above Compensation Discussion and Analysis with our management. Based on the review and discussion, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee

Jeffrey L. Davis, Chair

Lorilee A. Lawton

Peter A. Bouyea

Karen J. Danaher

Janette K. Bombardier

Executive Compensation

Summary Compensation Table

The following table sets forth a summary of compensation paid to each NEO during 2014, 2013 and 2012.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Non-Equity Incentive Plan Comp. (4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings (5)	All Other Comp. (6)	Total
Michael R. Tuttle, President and Chief Executive Officer	2014	$344,086	$ –	$65,008	$ –	$10,156	$ 19,010	$438,260
	2013	$325,000	$ –	$68,513	$104,195	$ –	$ 24,056	$521,764
	2012	$313,478	$ –	$55,688	$ 95,981	$ 8,951	$ 16,634	$490,732
Geoffrey R. Hesslink, Executive Vice President, Chief Operating Officer and Senior Lender	2014	$229,545	$ –	$44,015	$ –	$ –	$ 20,469	$294,029
	2013	$220,000	$ –	$35,280	$ 52,514	$ –	$ 21,391	$329,185
	2012	$209,248	$ –	$36,480	$ 58,968	$ –	$ 19,790	$324,486
Janet P. Spitler, Former Executive Vice President, Chief Financial Officer and Treasurer	2014	$186,549	$ –	$25,025	$ –	$ 6,413	$423,002	$640,989
	2013	$200,000	$ –	$25,448	$ 45,820	$ –	$ 17,264	$288,532
	2012	$194,231	$10,000	$21,263	$ 42,433	$ 5,408	$ 12,434	$285,769
Thomas J. Meshako, Senior Vice President, Chief Financial Officer and Treasurer	2014	$ 25,385	$ –	$ –	$ –	$ –	$ –	$ 25,385
Molly Dillon, Senior Vice President, Trust and Marketing	2014	$184,785	$ –	$27,027	$ –	$ –	$ 15,901	$227,713
	2013	$180,000	$ –	$23,460	$ 36,630	$ –	$ 13,796	$253,886
	2012	$169,422	$ –	$18,368	$ 39,253	$ –	$ 10,905	$237,948
Marie A. Thresher, Senior Vice President and Chief Risk Officer	2014	$175,395	$ 2,500	$ 7,522	$ –	$ –	$ 4,215	$189,632
	2013	$ 6,539	$ –	$ –	$ –	$ –	$ –	$ 6,539
Zoe P. Erdman, Former Senior Vice President and Senior Operations Officer	2014	$149,779	$ –	$25,025	$ –	$ –	$319,830	$494,634
	2013	$145,000	$ –	$16,530	$ 33,220	$ –	$ 8,865	$203,615
	2012	$125,586	$ –	$10,935	$ 27,562	$ –	$ 6,815	$170,898

(1)

Ms. Thresher was hired in December 2013, and Mr. Meshako was hired in November 2014.

(2)

The amount shown in this column represents a $10,000 payment made to Ms. Spitler for assuming responsibility for Operations in 2012 and $2,500 for Ms. Thresher for her contributions in 2014.

(3)

The amounts shown in this column represent the aggregate grant date fair value of the shares of restricted stock granted to the NEOs. Refer to footnote in 10-K for fair value on page 77.

(4)

The amounts shown in this column represent cash awards made to the NEOs pursuant to our annual incentive plan. No amounts were paid for 2014.

(5)

The amounts shown in this column reflect the aggregate change in actuarial present value of the NEOs’ accumulated benefit under our frozen defined benefit pension plan from December 31, 2014 to December 31, 2011. Present values as of December 31, 2014 are based on commencement at normal retirement age with no mortality before commencement. Mr. Hesslink, Mr. Meshako, Ms. Dillon, Ms. Thresher and Ms. Erdman joined Merchants after the plan was frozen and, accordingly have no benefit under this pension plan.

(6)

The amounts shown in this column reflect contributions made by us on behalf of the NEOs to the Merchants Bank 401(k) Plan: $10,619 for Mr. Tuttle, $9,509 for Mr. Hesslink, $9,803 for Ms. Spitler, $4,067 for Ms. Thresher, $10,124 for Ms. Dillon, and $8,235 for Ms. Erdman. Dividends on unvested restricted stock for 2014 were in the amount of $8,392 for Mr. Tuttle, $3,199 for Ms. Spitler, $4,661 for Mr. Hesslink, $2,219, for Ms. Dillon, $147 for Ms. Thresher and $1,595 for Ms. Erdman. Also included is the accrued severance benefit of $310,000 for Ms. Erdman and $410,000 for Ms. Spitler, and $6,000 car allowance for Mr. Hesslink and a Combined Time Off cash out for Ms. Dillon.

Grants of Plan-Based Awards

GRANTS OF PLAN-BASED AWARDS
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (1)(2)	Grant Date Fair Value of Stock and Option Awards
		Threshold	Target	Maximum
Michael R. Tuttle	5/15/2014	$48,300	$120,751	$181,125	2,273	$65,008
Geoffrey R. Hesslink	5/15/2014	$27,600	$ 69,000	$103,500	1,539	$44,015
Janet P. Spitler	5/15/2014	−	−	−	−	$ 0
Thomas J. Meshako	5/15/2014	−	−	−	−	$ 0 (3)
Marie A. Thresher	5/15/2014	−	−	−	263	$ 7,522
Molly Dillon	5/15/2014	$18,500	$ 46,250	$ 69,375	945	$27,027
Zoe P. Erdman	5/15/2014	−	−	−	−	$ 0

(1)

There are no specific Company or individual performance goals tied to equity grants. Awards are granted based on the Compensation Committee’s holistic assessment of performance (the Company and/or individual) for the prior year(s). The Committee will determine the equity components for each plan year on an annual basis (i.e. stock options only, mix of stock options and restricted stock etc.).

(2)

Reflects the number of shares of restricted stock granted by Merchants during 2014 pursuant to the Amended and Restated 2008 Stock Incentive Plan. The restricted stock grants made on May 15, 2014 to each of the executive officers vest on the third anniversary date of the grant.

(3)

Mr. Meshako was not eligible to receive non-equity nor equity grants, due to hire date.

Outstanding Equity Awards at Year-End 2014

The following table sets forth outstanding equity awards to our NEOs at December 31, 2014. In addition, this table includes the number of shares remaining unexercised underlying both “exercisable” (i.e. vested) and “unexercisable” (i.e. unvested) stock options as of December 31, 2014.

OUTSTANDING EQUITY AWARDS AT YEAR-END
	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Option Exercise Price	Option Expiration Date	Grant Date	Vesting Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Michael R. Tuttle	7,175	$22.93	6/09/2018	5/17/2012	5/17/2015	2,115	$64,782
	7,590	$22.75	5/21/2019	5/16/2013	5/15/2016	2,366	$72,471
	12,255	$22.07	5/20/2020	5/15/2014	5/15/2017	2,273	$69,622
Janet P. Spitler	5,363	$22.93	6/09/2018	–	–	–	–
	5,637	$22.75	5/21/2019	–	–	–	–
	7,966	$22.07	5/20/2020	–	–	–	–
Geoffrey R. Hesslink	10,000	$26.63	8/16/2016	5/17/2012	5/17/2015	1,386	$42,453
	5,363	$22.93	6/09/2018	5/16/2013	5/16/2016	1,219	$37,338
	5,637	$22.75	5/21/2019	5/15/2014	5/15/2017	1,539	$47,140
	8,578	$22.07	5/20/2020	–	–	–	–
Molly Dillon	4,232	$22.75	5/21/2019	5/17/2012	5/17/2015	698	$21,380
	7,794	$22.07	5/20/2020	5/16/2013	5/16/2016	811	$24,841
		–	–	5/15/2014	5/15/2017	945	$28,945
Marie A. Thresher		–	–	5/15/2014	5/15/2017	263	$ 8,056

Closing price at December 31, 2014: $ 30.63

Options Exercises and Stock Vested 2014

The following table sets forth information with respect to the aggregate amount of options exercised and stock awards vesting during the last fiscal year and the value realized thereon.

OPTIONS EXERCISED AND STOCK VESTED
	Option Awards (1)		Stock Awards (2)
Name	Number of Shares Acquired on Exercise	Value Realized Upon Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Michael R. Tuttle	–	$ –	3,750	$93,750
Geoffrey R. Hesslink	–	$ –	1,575	$39,375
Janet P. Spitler	5,506	$41,075	1,463	$36,575
Molly Dillon	–	$ –	1,350	$33,750

(1)

Value is based on the exercise price of $22.07 per share, resulting in a value price of $7.46 per share upon date of exercise of August 20, 2014.

(2)

Value is based on the number of shares that vested on May 19, 2014 multiplied by the market price per share on the vest date, which was $25.00.

Retirement Benefits

Prior to January 1995, we maintained a noncontributory defined benefit plan covering all eligible employees. During 1995, this plan was curtailed. Accordingly, all accrued benefits were fully vested and no additional years of service or increases in compensation will be taken into account in determining the benefit. The retirement benefits listed in the table below take into consideration the Social Security offset amount, which is based on the law in effect on January 1, 1994. The present value of accumulated benefit was determined using the same assumptions used for financial reporting purposes under generally accepted accounting principles in the United States for 2014.

PENSION BENEFITS
Name	Plan Name	Number of Service Years Credited	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
Michael R. Tuttle	The Merchants Bank Pension Plan	4	$46,602	–
Janet P. Spitler	The Merchants Bank Pension Plan	4	$23,586	–

Due to the frozen status of the plan, no further years of service will accrue. The annual retirement benefits payable at age 65 for Mr. Tuttle and Ms. Spitler under the plan are approximately $4,000 and $2,000, respectively. Mr. Tuttle is the only NEO currently eligible for early retirement. Participants are eligible for early retirement upon obtaining age 55 and completing 10 years of vesting service.

Potential Payments Upon Termination or Change in Control

The following table summarizes payments and benefits that would be payable to each of the NEOs pursuant to each individual’s employment agreement in the event of his or her termination of employment, including termination following or upon the occurrence of a change in control. The amounts shown in the table below assume that the effective date of the NEO’s termination of employment was December 31, 2014. The closing market price of our common stock on December 31, 2014 was $30.63.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
Form of Compensation (1)	Discharge without cause or Resignation with Good Reason (2)(3)	Discharge With Cause (2)(3)	Death or Disability (3)
Michael R. Tuttle (4)
Cash Severance	$595,000	$ –	$ –
Health insurance premium reimbursement	82,481	–	–
Value of accelerated vesting of equity awards (6)	311,778	–	–
Total	$989,259	$ –	$ –
Geoffrey R. Hesslink
Cash Severance (5)	$590,000	$ –	$ –
Value of accelerated vesting of equity awards (6)	200,358	–	–
Total	$790,358	$ –	$ –
Thomas J. Meshako
Cash Severance	$440,000	$ –	$ –
Value of accelerated vesting of equity awards (6)	–	–	–
Total	$440,000	$ –	$ –
Molly Dillon
Cash Severance	$370,000	$ –	$ –
Value of accelerated vesting of equity awards (6)	141,883	–	–
Total	$511,883	$ –	$ –
Marie A. Thresher
Cash Severance (5)	$480,000	$ –	$ –
Value of accelerated vesting of equity awards (6)	8,056	–	–
Total	$488,056	$ –	$ –

(1)

The amounts of the cash severance benefits shown in the table are the same, whether termination of employment occurs before or after a change in control, except that if termination occurs after a change in control, the total amount of the benefit is subject to reduction under Sections 280G and 4999 of the Internal Revenue Code to the extent necessary to avoid the payment of “excess parachute payments” subject to excise tax. All cash severance benefits shown in the table are payable in substantially equal installments over 24 months (other than Mr. Tuttle as noted below). The agreements require the executives to furnish a written release of claims prior to payment of severance benefits.

(footnotes continued on following page)

(2)

Under the agreements, “Cause” means, among other things, illegal acts, gross misconduct or the executive’s failure to perform in any material respect his or her obligations under the agreement; and “Good Reason” means, among other things, a material diminution of responsibility or salary; a change in location of more than 50 miles from the executive’s current location; or the inability of the Company to perform its obligations under the agreement.

(3)

Upon termination for any reason, including due to death or disability, the NEO is entitled to his or her Accrued Benefit, which is defined as any earned but unpaid base salary, unpaid expense reimbursements, accrued but unused vacation
(5 weeks), and any vested benefits under any employee plan of the Company.

(4)

Effective January 1, 2015, Mr. Tuttle and the Company entered into a new Employment Agreement (the “New Agreement”) which superseded his prior agreement with the Company, and which provides for a one year initial term and automatic one year renewal terms unless either party provides at least 60 days prior notice of nonrenewal. Under the New Agreement, nonrenewal of his agreement by the Company is deemed to constitute a discharge without Cause, triggering the payment of severance benefits. The disclosures in the table with respect to Mr. Tuttle are based on the New Agreement, as if it had been in effect on December 31, 2014 and his termination of employment had occurred on that date. The amount of cash severance shown in the table for Mr. Tuttle is the maximum amount payable; however, $220,000 of such amount is subject to a regular monthly reduction of 1/48 over a period of 48 months from the effective date of the New Agreement. Under the New Agreement, Mr. Tuttle is entitled to reimbursement of health insurance premiums for a period of five years following a termination of employment by the Company without Cause or by Mr. Tuttle with Good Reason.

(5)

Effective January 1, 2015, Mr. Hesslink and Ms. Thresher were promoted. The cash severance payments listed above reflect their new base salary.

(6)

Under the Company’s long-term equity incentive plan, upon a change in control of the Company, all outstanding stock options become exercisable and all unvested restricted stock awards subject to time-based vesting conditions vest fully. The amount shown in the table reflects (i) the value of accelerated vesting of unvested restricted stock awards valued at $30.63 per share (the closing price of the Company’s common stock on December 31, 2014, as reported on Nasdaq); and (ii) the difference between the exercise price of outstanding stock options and $30.63. All outstanding options are currently vested and exercisable.

__________________________

The accrued severance benefits payable to former Chief Financial Officer Janet P. Spitler and to former Senior Vice President, Operations Zoe P. Erdman in connection with the termination of their employment with the Company during 2014 are disclosed in the “All Other Compensation” column of the Summary Compensation Table and in the footnotes to that table.

The agreements include certain covenants, including: (i) a covenant to maintain the confidentiality of the Company’s business, customer and related information during the course of the executive’s employment with the Company and at all times thereafter; (ii) a non-solicitation covenant to refrain from soliciting the Company’s employees, customers and suppliers to terminate their relationship with the Company; and (iii) a non-competition covenant to refrain from engaging in a competing business, which is defined as any financial institution that maintains an office within a 50 mile radius of the Company’s main office in South Burlington, Vermont. The non-solicitation and non-competition covenants apply during the course of the executive’s employment with the Company and throughout the period during which he or she is receiving severance benefits (generally 24 months, or 36 months for the CEO), except that the non-solicitation and non-competition covenants will not apply if the executive’s employment with the Company is terminated within two years after a change in control of the Company.

Related Party Transactions

Certain of our directors and executive officers, as well as members of their immediate families and the companies, organizations, trusts, and other entities with which they are associated, are, or during 2014 were, also customers of Merchants Bank in the ordinary course of business. As permitted by applicable law, these persons may have had loans outstanding during 2014, and it is anticipated that these persons and their associates will continue to be customers of and indebted to Merchants Bank in the future. All of these loans were made in the ordinary course of business, and did not involve more than normal risk of collectability or present other unfavorable features, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unaffiliated persons and, where required by law, received prior approval by Merchants Bank’s Board of Directors. At December 31, 2014, these loans totaled approximately $7.6 million (6.0% of total shareholders’ equity). None of these loans to directors, executive officers, or their associates are nonperforming.

We have established guidelines for review of third party contracted services, which are reviewed annually by the Audit and Risk Management Committee. Our officers are assigned responsibility for review of service levels of outsourced technology service providers and vendors that pose the highest risk exposure within the guidelines established by the Federal Financial Institutions Examination Council (“FFIEC”). New service relationships considered for engagement with our insiders of Merchants Bank (defined by the FFIEC as individuals, their direct family members and business associates who are executive officers or directors of us and/or Merchants Bank) must be bid by at least one other service provider. Merchants Bank’s Board of Directors may require a third party analysis or review to substantiate the results of a new service contract with an insider.

Renewals of existing contracts with insiders of Merchants or Merchants Bank do not require re-bidding or a third party analysis. However, the CEO or the Board of Directors of Merchants Bank may require either or both prior to reviewing a recommendation for a contract renewal.

We obtained legal services during 2014 from the firm of Sheehey Furlong & Behm P.C., of which Michael G. Furlong is a principal member. Mr. Furlong is a member of our Board of Directors and is the Chairman of Merchants Bank’s Board of Directors. We paid fees totaling approximately $47,000 to Mr. Furlong’s firm in 2014.

During 2014, we purchased copier equipment and supplies from SymQuest Group, Inc. totaling approximately $60,000. Patrick S. Robins, who is the Chairman of the Board of SymQuest Group, Inc., is a member of our Board of Directors and the Board of Directors of Merchants Bank.

We obtained insurance during 2014 through an insurance agency, of which Scott F. Boardman, a member of our Board of Directors and the Board of Directors of Merchants Bank, is president. In 2014, commissions paid to this insurance agency totaled approximately $45,434.

These transactions were approved pursuant to the policies and procedures set forth above. In the opinion of our management, the terms of these transactions were no less favorable to us than those we could have obtained from an unrelated party providing comparable premises or services.

Compensation Committee Interlocks and Insider Participation

Jeffrey L. Davis, Lorilee A. Lawton, Peter A. Bouyea, Karen J. Danaher, and Janette K. Bombardier, served as members of the Compensation Committee during the year ended December 31, 2014. None of the members of the Compensation Committee has ever been an employee of the Company or any of its subsidiaries.

The following table sets forth, as of March 30, 2015, certain information concerning the beneficial ownership of our common stock by (i) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of our common stock; (ii) each of our directors, director nominees and the NEO’s; and (iii) all executive officers and directors as a group.

Security Ownership of Certain Beneficial Owners and Management

The number of shares beneficially owned by each 5% shareholder, director or executive officer is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity has the right to acquire within 60 days after March 30, 2015 through the exercise of any stock option or other right. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)(3)		Percentage of Common Stock Beneficially Owned (4)
5% Shareholders
Charles A. Davis Stone Point Capital LLC 20 Horseneck Lane Greenwich, Connecticut 06830	422,232	(5)	6.7%
BlackRock, Inc. 55 East 52nd Street New York, NY 10022	408,095	(6)	6.1%

Directors, Director Nominees and Executive Officers
Scott F. Boardman	18,047	(7)	*
Janette K. Bombardier	650		*
Peter A. Bouyea	99,947	(8)	1.6%
Karen J. Danaher	4,441		*
Jeffrey L. Davis	29,774	(9)	*
Molly Dillon	16,830		*
Jacqueline Dragon	350		*
Zoe P. Erdman	10,558		*
Michael G. Furlong	7,223		*
Geoffrey R. Hesslink	55,782		*
Lorilee A. Lawton	8,990		*
Bruce M. Lisman	6,046		*
Thomas J. Meshako	1,000		*
Raymond C. Pecor, Jr.	264,058	(10)	4.2%
Raymond C. Pecor, III	14,756	(11)	*
Patrick S. Robins	90,983		1.4%
Janet P. Spitler	26,638		*
Marie A. Thresher	263		*
Michael R. Tuttle	86,626		1.4%
Directors and Executive Officers as a Group (nineteen persons)	742,962		11.8%

*

Shareholdings represent less than 1.0% of class.

(footnotes continued on following page)

(1)

The address for all executive officers and directors is c/o Merchants Bancshares, Inc., 275 Kennedy Drive, South Burlington, Vermont 05403.

(2)

Includes the following number of shares of common stock issuable upon the exercise of outstanding stock options which were exercisable within 60 days after March 30, 2015 as follows:

Directors and Executive Officers	Vested Options
Michael R. Tuttle	27,020
Janet P. Spitler	13,460
Geoffrey R. Hesslink	29,578
Molly Dillon	12,026

Also includes unvested restricted stock awards of 13,615 shares made to each of the following executive officers under the Amended and Restated Merchants Bancshares, Inc. 2008 Stock Incentive Plan. Each recipient of a restricted share award has sole voting power, but no investment power, over the common stock covered by the award. The restricted stock will vest on the third anniversary of the date of the grant, with accelerated vesting upon death, disability, retirement or change in control.

Directors and Executive Officers	Restricted Stock (Unvested)
Michael R. Tuttle	6,754
Janet P. Spitler	0
Geoffrey R. Hesslink	4,144
Molly Dillon	2,454
Marie A. Thresher	263

(3)

Does not include the following number of shares of common stock which certain directors and executive officers have the right to receive on a deferred basis pursuant to our prior and current deferred compensation plans for directors and executive salary continuation plan:

Directors and Executive Officers	Deferred Shares
Scott F. Boardman	15,237
Janette K. Bombardier	1,683
Peter A. Bouyea	33,835
Jeffrey L. Davis	50,159
Michael G. Furlong	10,474
Lorilee A. Lawton	27,939
Bruce M. Lisman	14,060
Raymond C. Pecor, Jr.	19,327
Raymond C. Pecor, III	5,750
Patrick S. Robins	11,649

The individuals named above do not have the power to vote or dispose of these deferred shares. Merchants has the authority to vote these deferred shares.

(footnotes continued on following page)

(4)

The total number of shares outstanding used in calculating this percentage assumes the exercise of all options to acquire shares of common stock that are exercisable on or within 60 days after March 30, 2015 held by the beneficial owner and that no options held by other beneficial owners are exercised. Shares outstanding as of March 30, 2015 include 285,833 deferred shares held in various trusts related to our former and current deferred compensation plans for directors and executive salary continuation plan (See Note 3). Merchants has the authority to vote these deferred shares.

(5)

Until February 21, 2008, Mr. C. Davis was a member of our Board of Directors.

(6)

Information has been obtained from Schedule 13G/A, filed January 29, 2015 with the SEC by BlackRock, Inc. BlackRock Inc. has sole voting power over 385,986 shares and sole dispositive power over 408,095 shares.

(7)

Includes 18,031 shares owned by Mr. Boardman’s spouse.

(8)

Includes 1,400 shares owned by Mr. Bouyea’s spouse, and 3,000 shares owned by Mr. Bouyea’s daughter for which Mr. Bouyea may be deemed to have investment and voting control; Mr. Bouyea disclaims beneficial ownership of these shares.

(9)

Includes 6,689 shares held in trust for Mr. J. Davis’ children, 681 shares held directly by Mr. J. Davis’ minor children and 1,260 shares held directly by Mr. J. Davis’ spouse. Also includes 595 shares held by a family trust, of which Mr. J. Davis is trustee. Mr. J. Davis disclaims beneficial ownership of these shares.

(10)

Includes 15,000 shares held in the Pecor Family Foundation and 19,500 shares held by Mr. Pecor, Jr.’s spouse.

(11)

Includes 7,043 shares held in trust for Mr. Pecor, III’s niece and nephew, for which Mr. Pecor, III is trustee. Mr. Pecor, III disclaims beneficial ownership of shares held in these trusts.

__________________________

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires our executive officers, directors, and 10% shareholders to file reports of ownership (Form 3) and changes of ownership (Forms 4 and 5) with respect to our common stock with the SEC. Executive officers, directors and 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such reports furnished to us with respect to 2014, all Section 16(a) filing requirements applicable to our executive officers and directors during 2014 were met, with the exception of Mr. Meshako, who did not timely file one Form 4 with respect to one transaction on November 20, 2014.

NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF MERCHANTS’
NAMED EXECUTIVE OFFICERS

(Proposal Number 2)

As required by Section 14A of the Exchange Act, the Board of Directors is submitting for shareholder approval, on an advisory basis, the compensation paid to our NEOs as described in this Proxy Statement pursuant to Item 402 of Regulation S-K. As previously disclosed by us, the Board of Directors has determined that it will hold an advisory vote on executive compensation on an annual basis, and the next such shareholder advisory vote will occur at the 2016 Annual Meeting of Shareholders.

The resolution that is the subject of this proposal is a non-binding advisory resolution. Accordingly, the resolution will not have any binding legal effect regardless of whether or not it is approved and may not be construed as overruling a decision by Merchants or the Board of Directors or to create or imply any change to the fiduciary duties of the Board. Furthermore, because this non-binding advisory resolution primarily relates to compensation of our NEOs that has already been paid or contractually committed, there is generally no opportunity for us to revisit those decisions. However, the Compensation Committee intends to take the results of the vote on this proposal into account in its future decisions regarding the compensation of our NEOs.

Merchants’ compensation program is designed to attract, motivate and retain our NEOs, who are critical to our success, by offering a combination of base salary and annual and long-term incentives that are closely aligned to the annual and long-term performance objectives of Merchants. Please see “Compensation Discussion and Analysis” beginning on page 14 for additional information about our executive compensation programs.

We are asking you to consider the following resolution:

RESOLVED, that the compensation of Merchants’ named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion, be approved.

Recommendation

Our Board of Directors recommends that shareholders vote “FOR” the non-binding resolution to approve the compensation of Merchants’ named executive officers.

RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015

(Proposal Number 3)

Our Board of Directors voted at their meeting on February 26, 2015 to approve Crowe Horwath LLP as Merchants’ independent registered public accounting firm for 2015.

Recommendation

Our Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Crowe Horwath LLP as Merchants’ independent registered public accounting firm for 2015.

Principal Accounting Fees and Services

The Audit and Risk Management Committee has selected the firm of Crowe Horwath LLP as Merchants’ independent registered public accounting firm for 2015. We have been advised by Crowe Horwath LLP and by the directors themselves that neither it nor any of its members or associates has any relationship with us or our subsidiaries, other than as independent auditors.

Representatives of Crowe Horwath LLP will be present at the annual meeting, will have an opportunity to make any statement that they may desire to make, and will be available to answer appropriate questions from shareholders.

The following tables present fees for professional audit services rendered by Crowe Horwath LLP for the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2014 and 2013, and fees billed for other services provided by Crowe Horwath LLP during 2014 and 2013, respectively.

Fees paid to Crowe Horwath LLP	2014	2013
Audit Fees (1)	$203,495	$196,020

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in the quarterly reports and services that are normally provided by Crowe Horwath LLP in connection with statutory and regulatory filings or engagements.

Crowe Horwath LLP rendered professional services to us in connection with the design or implementation of financial information systems included in their fees above during the year ended December 31, 2014.

Report of the Audit and Risk Management Committee

The Audit and Risk Management Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2014 with our management.

The Audit and Risk Management Committee has discussed with Crowe Horwath LLP, our independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit and Risk Management Committee has received the written disclosures and the letter from Crowe Horwath LLP by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit and Risk Management Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions with management and Crowe Horwath LLP described above, the Audit and Risk Management Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014 and for filing with the SEC.

Submitted by the Audit and Risk Management Committee

Karen J. Danaher, Chair

Jeffrey L. Davis

Lorilee A. Lawton

Bruce M. Lisman

Raymond C. Pecor, III

Other Matters

We know of no additional matters which are likely to be presented for action at the annual meeting other than the proposals specifically set forth in the notice and referred to in this proxy statement. If any other matter properly comes before the annual meeting for action, it is intended that the persons named in the accompanying proxy and acting under that proxy will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Submission of Shareholder Proposals for 2016 Annual Meeting of Shareholders

Shareholders who desire to submit proposals for the consideration of our shareholders at our 2016 annual meeting of shareholders will be required, pursuant to SEC rules, to deliver any proposal to be included in the proxy statement and form of proxy for the 2016 annual meeting to Merchants on or prior to December 15, 2015. Please forward any shareholder proposals to our Corporate Secretary at the address indicated below.

A shareholder of record who wishes to present a proposal at the next annual meeting, other than a proposal to be considered for inclusion in our proxy statement described above, must provide notice of such proposal to our Corporate Secretary at our principal executive offices not earlier than January 29, 2016 and not later than February 28, 2016.

Annual Report

A copy of our Annual Report on Form 10-K for the year ended December 31, 2014, which includes audited financial statements, has been made to all shareholders with this proxy statement and has been filed with the SEC. The Annual Report on Form 10-K is not to be regarded as proxy soliciting material. Additional copies of the Annual Report on Form 10-K may be obtained by shareholders without charge on written request to Jodi L. Bachand, Corporate Secretary, at Merchants Bank, 275 Kennedy Drive, South Burlington, Vermont 05403. The Annual Report on Form 10-K may also be obtained from our webpage at www.mbvt.com.

By Order of the Board of Directors,

Jodi L. Bachand Corporate Secretary Merchants Bancshares, Inc. 275 Kennedy Drive South Burlington, VT 05403

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

Thursday, May 28, 2015

10:00 a.m. E.T.

Essex Resort & Spa

70 Essex Way

Essex Junction, Vermont 05452

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and Annual Report are available at www.mbvt.com. From there,

click on "Investor Relations," then “SEC Filings” and "Proxy Materials/Annual Reports."

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

  Please detach and mail in the envelope provided.

■	20333000000000000000 6	052815

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1. “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1,
2. “FOR” THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF MERCHANTS’ NAMED EXECUTIVE OFFICERS, AND 3. “FOR” THE
RATIFICATION OF CROWE HORWATH LLP AS MERCHANTS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM FOR 2015.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect three directors, each of whom will serve for a three-year term and until his or her successor is duly elected and qualified..				FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: O Scott F. Boardman O Raymond C. Pecor III O Janette K. Bombardier	2. To consider a non-binding resolution to approve the compensation of Merchants’ named executive officers.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		3. To ratify Crowe Horwath LLP as Merchants’ independent registered public accounting firm for 2015.	☐	☐	☐

☐	FOR ALL EXCEPT (See instructions below)		Mark box below at the left if there is an address change and write comments on the reverse side of this card.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

MERCHANTS BANCSHARES, INC.

Proxy Solicited by the Board of Directors for

Annual Meeting of Shareholders on Thursday, May 28, 2015

The undersigned hereby appoints Kathryn E. Towle and Jamie Oberle, and each of them, proxies, with full power of substitution, to represent and to vote all the shares of common stock of Merchants Bancshares, Inc. held of record by the undersigned at the close of business on March 30, 2015 at the Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on Thursday, May 28, 2015 (including any adjournments or postponements thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, and in their discretion on any other business that may come before the meeting or any adjournments or postponements thereof, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no specification is made, this proxy will be voted FOR the election of the nominees of the Board of Directors named in Proposal 1, FOR the non-binding resolution to approve the compensation of Merchants’ named executive officers, FOR the ratification of Crowe Horwath LLP as Merchants’ independent registered public accounting firm for 2015, and upon such other business as may come before the meeting in the appointed proxies’ discretion.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon and return in the enclosed envelope, whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.

NOTE: When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement. This proxy may be revoked at any time before it is exercised.

COMMENTS:

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

401-k

Thursday, May 28, 2015

10:00 a.m. E.T.

Essex Resort & Spa

70 Essex Way

Essex Junction, Vermont 05452

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and Annual Report are available at www.mbvt.com. From there,

click on "Investor Relations," then “SEC Filings” and "Proxy Materials/Annual Reports."

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

  Please detach and mail in the envelope provided.

■	20333000000000000000 6	052815

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1. “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1,
2. “FOR” THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF MERCHANTS’ NAMED EXECUTIVE OFFICERS, AND 3. “FOR” THE
RATIFICATION OF CROWE HORWATH LLP AS MERCHANTS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM FOR 2015.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect three directors, each of whom will serve for a three-year term and until his or her successor is duly elected and qualified..				FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: O Scott F. Boardman O Raymond C. Pecor III O Janette K. Bombardier	2. To consider a non-binding resolution to approve the compensation of Merchants’ named executive officers.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		3. To ratify Crowe Horwath LLP as Merchants’ independent registered public accounting firm for 2015.	☐	☐	☐

☐	FOR ALL EXCEPT (See instructions below)		Mark box below at the left if there is an address change and write comments on the reverse side of this card.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

MERCHANTS BANCSHARES, INC.

Proxy Solicited by the Board of Directors for

Annual Meeting of Shareholders on Thursday, May 28, 2015

The undersigned hereby appoints Kathryn E. Towle and Jamie Oberle, and each of them, proxies, with full power of substitution, to represent and to vote all the shares of common stock of Merchants Bancshares, Inc. held of record by the undersigned at the close of business on March 30, 2015 at the Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on Thursday, May 28, 2015 (including any adjournments or postponements thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, and in their discretion on any other business that may come before the meeting or any adjournments or postponements thereof, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no specification is made, this proxy will be voted FOR the election of the nominees of the Board of Directors named in Proposal 1, FOR the non-binding resolution to approve the compensation of Merchants’ named executive officers, FOR the ratification of Crowe Horwath LLP as Merchants’ independent registered public accounting firm for 2015, and upon such other business as may come before the meeting in the appointed proxies’ discretion.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon and return in the enclosed envelope, whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.

NOTE: When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement. This proxy may be revoked at any time before it is execised.

COMMENTS:

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.
Thursday, May 28, 2015

10:00 a.m. E.T.

Essex Resort & Spa

70 Essex Way

Essex Junction, Vermont 05452

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and Annual Report are available at www.mbvt.com. From there, click on "Investor Relations," then “SEC Filings” and
"Proxy Materials/Annual Reports."

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the internet.

■	20333000000000000000 6	052815

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1. “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1,
2. “FOR” THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF MERCHANTS’ NAMED EXECUTIVE OFFICERS, AND 3. “FOR” THE
RATIFICATION OF CROWE HORWATH LLP AS MERCHANTS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM FOR 2015.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect three directors, each of whom will serve for a three-year term and until his or her successor is duly elected and qualified..				FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: O Scott F. Boardman O Raymond C. Pecor III O Janette K. Bombardier	2. To consider a non-binding resolution to approve the compensation of Merchants’ named executive officers.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		3. To ratify Crowe Horwath LLP as Merchants’ independent registered public accounting firm for 2015.	☐	☐	☐

☐	FOR ALL EXCEPT (See instructions below)		Mark box below at the left if there is an address change and write comments on the reverse side of this card.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

MERCHANTS BANCSHARES, INC.
To Be Held On:

Thursday, May 28, 2015 at 10:00 a.m. E.T.

Essex Resort & Spa, 70 Essex Way

Essex Junction, Vermont 05452

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/18/2015.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and Annual Report are available at www.mbvt.com. From there, click on "Investor Relations," then "SEC Filings" and "Proxy Materials /Annual Reports."

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. To elect three directors, each of whom will serve for a three-year term and until his or her successor is duly elected and qualified.

2.

To consider a non-binding resolution to approve the compensation of Merchants’ named executive officers.

3.

To ratify Crowe Horwath LLP as Merchants’ independent registered public accounting firm for 2015.

NOMINEES: Scott F. Boardman Raymond C. Pecor III Janette K. Bombardier

These items are more fully described in the proxy statement. The record date for the Annual meeting is March 30, 2015. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Please note that you cannot use this notice to vote by mail.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1. “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, 2. “FOR” THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF MERCHANTS’ NAMED EXECUTIVE OFFICERS, AND 3. “FOR” THE RATIFICATION OF CROWE HORWATH LLP AS MERCHANTS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015.

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.
401-k

Thursday, May 28, 2015

10:00 a.m. E.T.

Essex Resort & Spa

70 Essex Wayl

Essex Junction, Vermont 05452

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and Annual Report are available at www.mbvt.com. From there, click on "Investor Relations," then “SEC Filings” and
"Proxy Materials/Annual Reports."

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the internet.

■	20333000000000000000 6	052815

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1. “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1,
2. “FOR” THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF MERCHANTS’ NAMED EXECUTIVE OFFICERS, AND 3. “FOR” THE
RATIFICATION OF CROWE HORWATH LLP AS MERCHANTS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM FOR 2015.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect three directors, each of whom will serve for a three-year term and until his or her successor is duly elected and qualified..				FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	NOMINEES: O Scott F. Boardman O Raymond C. Pecor III O Janette K. Bombardier	2. To consider a non-binding resolution to approve the compensation of Merchants’ named executive officers.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		3. To ratify Crowe Horwath LLP as Merchants’ independent registered public accounting firm for 2015.	☐	☐	☐

☐	FOR ALL EXCEPT (See instructions below)		Mark box below at the left if there is an address change and write comments on the reverse side of this card.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

MERCHANTS BANCSHARES, INC.
To Be Held On:

Thursday, May 28, 2015 at 10:00 a.m. E.T.

Essex Resort & Spa, 70 Essex Way

Essex Junction, Vermont 05452

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/18/2015.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and Annual Report are available at www.mbvt.com. From there, click on "Investor Relations," then "SEC Filings" and "Proxy Materials /Annual Reports."

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. To elect three directors, each of whom will serve for a three-year term and until his or her successor is duly elected and qualified.

2.

To consider a non-binding resolution to approve the compensation of Merchants’ named executive officers.

3.

To ratify Crowe Horwath LLP as Merchants’ independent registered public accounting firm for 2015.

NOMINEES: Scott F. Boardman Raymond C. Pecor III Janette K. Bombardier

These items are more fully described in the proxy statement. The record date for the Annual meeting is March 30, 2015. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Please note that you cannot use this notice to vote by mail.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 1. “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, 2. “FOR” THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF MERCHANTS’ NAMED EXECUTIVE OFFICERS, AND 3. “FOR” THE RATIFICATION OF CROWE HORWATH LLP AS MERCHANTS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015.